Retirement Annuity Mutual Funds - Symphony

Annual Report 1996

This report contains information on six investment options, three of which are available under your annuity contract. Please refer to your Symphony Annuity Prospectus for information regarding the investment options available to you.

Managed by IDS Life Insurance Company
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PAGE 2
Contents

The purpose of this annual report is to tell investors how the Funds performed.

1996 annual report

From the president                                  4

Capital Resource Fund                               5
From the portfolio manager                          5
Ten largest holdings                                6
Long-term performance                               7

Special Income Fund                                 8
From the portfolio manager                          8
Ten largest holdings                                9
Long-term performance                              10

Managed Fund                                       11
From the portfolio managers                        11
Ten largest holdings                               12
Long-term performance                              13

Moneyshare Fund                                    14
From the portfolio manager                         14

International Equity Fund                          15
From the portfolio manager                         15
Ten largest holdings                               16
Long-term performance                              17

Aggressive Growth Fund                             18
From the portfolio manager                         18
Ten largest holdings                               19
Long-term performance                              20

All Funds                                          21
Independent auditors' report                       21
Financial statements                               22
Notes to financial statements                      29
Investments in securities                          47
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PAGE 3
To our contract owners

(Photo of) William R. Pearce, President of the Funds

From the president

The stock market continued to advance throughout most of the past 12 months, while the bond market struggled for much of the period. As a result, the IDS Life Retirement Annuity Mutual Funds that invest primarily in U.S. securities experienced mixed results for the past fiscal year -- September 1995 through August 1996.

While the stock and bond markets can be volatile on a short-term basis, they historically have provided attractive returns over the long term. A focus on long-term financial objectives and a balanced investment program are good guidelines for investing in today's economic environment.

The IDS Life Retirement Annuity Mutual Funds allow you to take advantage of long-term opportunities through a variety of investment avenues. Your licensed annuity representative can tell you about the role each fund can play in meeting your long-term financial objectives.

Your annuity representative also can help make sure your investment and protection strategies continue to fit your financial situation as your objectives and time horizons change.

William R. Pearce
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PAGE 4
Capital Resource Fund

(Photo of) Curt Weaver, Portfolio manager

From the portfolio manager

A summer setback reduced Capital Resource Fund's return for the fiscal year, though its performance for the entire 12 months was still positive. For September 1995 through August 1996, the Fund's total return was 6.15%. (This figure does not reflect expenses that apply to the variable accounts or subaccounts or to the annuity contract.)

Aside from a handful of relatively brief retreats, stocks maintained a pretty powerful pace until the spring of 1996. In addition to the fundamental forces of strong corporate profits, a low rate of inflation and declining long-term interest rates, stocks also found themselves supported by increasingly large cash flows from individual investors into mutual funds. As fund managers put the money to work in stocks, the market moved higher.

This past summer, however, proved to be something of a struggle for stocks, as signs of potentially higher inflation, already-higher interest rates, less impressive corporate profits and sharply reduced cash flows into mutual funds presented a hurdle to higher stock prices. Things came to a head in July, when stocks experienced their worst month in more than a year.

The Fund's performance roughly tracked that of the market for the fiscal year, as it recorded a gain of nearly 15% through last May. During those nine months, the Fund enjoyed expecially good results from stocks of leisure, media and insurance companies.

Several other types of stocks also made somewhat smaller contributions, including technology, health care and retailing.
Also benefiting performance was a minimal amount of cash reserves, which offered a return far below what could be achieved by investing in stocks.

Stocks' summer slump came earlier for the Fund, however, as a series of poor earnings announcements from companies whose stocks comprised a healthy portion of the portfolio sent those issues into a slide during June and July. Because of that, the Fund was forced to give up most of its previous gain.

During those months, cash reserves rose to higher levels than at any time in the past year. In part, this was due to my ongoing concerns about stock valuations and my inability to find attractively priced stocks. These concerns were reinforced by an assessment that the economy was stronger than generally perceived, which, in turn, could lead to further inflation pressure and rising long-term interest rates. Therefore, the portfolio continues to carry somewhat higher-than-normal cash reserves, while the stock selection has shifted somewhat traditional, large-capitalization growth names that are overvalued to the more attractive, economically sensitive issues as well as special situations.

Curt Weaver

PAGE 5

The Funds ten largest holdings
Capital Resource Fund

(Pie chart) The ten holdings listed here make up 25.91% of the Fund's net assets

                                                                      Percent                    Value
                                                       (of Fund's net assets)                    (as of Aug. 31, 1996)

Apple Computer                                                            5.96%                  $260,687,500
A leading manufacturer of personal computers and
related software and peripherals.

Novell                                                                    4.24                   185,265,625
A solid leader in local area network (LAN) software.
The company's NetWare family of products is a
leader in information-sharing among work groups and enterprises.

Time Warner                                                               3.28                   143,512,500
One of the world's largest media/entertainment/publishing companies.
Prominent operating units include Time magazine, Warner Bros. and HBO.

State Street Boston                                                       2.35                   102,837,500
Investment processing services for financial institutions and corporate and government clients.

General Signal                                                            1.84                   80,250,000
The largest cable system operator, with over 10 million subscribers in the United States. Approximately 70% of its business is regulated.

ALZA                                                                      1.78                   78,018,750
A drug delivery company employing various technologies to improve the efficacy, side-effect profile and patient compliance of
existing drugs.  Technologies include transdermal, encapsulation and electro-transport.

PacifiCare Health Systems Cl B                                            1.74                   75,871,250
Owns and operates federally qualified health maintenance
organizations (HMOs) which provide health care services to
enrolled subscriber groups through independent health care organizations under contract.

United Healthcare                                                         1.61                   70,490,625
A national leader in health care cost management and the largest publicly held operator of health maintenance organizations.

Westinghouse Electric                                                     1.61                   70,412,500
 A diversified, global company which engages in a wide variety of businessses through its Westinghouse/CBS Group and its Industries
& Technology Group.

SGS - Thomson Microelectronics                                            1.50                   65,400,000
A global independent semiconductor company that designs, manufactures and markets a broad range of semiconductor integrated circuits and discrete devices.

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PAGE 6
The Fund's long-term performance

Capital Resource Fund

How $10,000 has grown in Capital Resource Fund

Average annual total return
(as of Aug. 31, 1996)

1 year    5 years    10 years
+6.15%    +9.60%     +12.48%

                                              Capital Resource Fund
                                                            $32,423

                                                   S&P 500



$10,000


'86   '87   '88   '89   '90    '91   '92    '93    '94    '95   '96

On the graph above you can see how the Fund's total return compared to a widely cited performance index, Standard & Poor's 500 Stock
Index (S&P 500).

The S&P 500, an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the variable accounts or the annuity contracts.
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PAGE 7
To our contract owners

Special Income Fund

(Photo of) Steven C. Merrell, Portfolio manager

From the portfolio manager

Despite a sharp downtown in the U.S. bond market late last winter, Special Income Fund posted positive results during the fiscal year-September 1995 through August 1996. For the 12 months, the Fund's total return was 7.08%. (This figure does not reflect expenses that apply to the variable accounts or subaccounts or to the annuity contract.

The bond market enjoyed largely smooth sailing during the final four months of 1995. Prompted by moderate economic growth, an ongoing low inflation rate and the possiblity of a meaningful balanced-budget agreement, long-term interest rates continued to decline. As always, the drop in rates drove up prices of existing bonds and, consequintly, the net asset value of mutual funds such as this one.

This Fund especially benefited from the positive trend because of its empahsis on bonds with longer-than-average maturities, whose prices rise more than those of shorter-term bonds when rates fall. Also providing an extra boost last year were our bond holdings in so-called "emerging markets," including Brazil, Argentina, Mexico, Poland, Indonesia and China. These bonds experienced strong price appreciation and substantially contributed to the Fund's positive performance. Low-grade bonds issued by U.S. companies also genereated good results for the Fund.

The environment changed with the new year, however, as U.S. bond investors became concerned about the future of the balanced-budget agreement, political rhetoric stemming from the presidential campaign and the possibility that the economy would overheat and spark a run-up in inflation. The result was a rapid rise in long-term interest rates during February and March that drove down bond prices and, naturally, the Fund's net asset value.

To combat that trend, I shortened the portfolio's duration, which is a strategy that makes the Fund less sensitive to interest rate swings. That, combined with ongoing strong performance from emerging market bonds, helped mitigate the negative effect of the rise in rates.

Although I continue to expect some volatility in the bond market, I think we're on more solid ground that we were several months ago. At this writing (mid-September), there are signs that economic growth may be moderating and that inflation may remain unthreatening. Barring a change in those conditions, upward pressure on long-term interest rates should lessen, allowing a more positive tone to return to the market.

Steven C. Merrell
PAGE 8

The Fund's ten largest holdings
Special Income Fund

(Pie chart) The ten holdings listed here make up 10.82% of the Fund's net assets

                                                                              Percent                                   Value
                                                               (of Fund's net assets)                   (as of Aug. 31, 1996)

Govt of Poland                                                                 2.74%                              $52,335,562
3.75% 2014

Govt of Venezuela                                                              1.49                                28,582,500
6.375% 2007

Hydro Quebec                                                                   1.09                                20,794,200
8.50% 2029

GMAC                                                                           1.06                                20,310,800
7.85% 1997

Republic of South Africa                                                        .88                                16,923,090
12.00% 2005

United Kingdom Treasury                                                         .80                                15,211,686
8.00% 2003

Wal-Mart                                                                        .77                                14,743,050
7.00% 2006

Govt of Canada                                                                  .75                                14,272,775
7.64% 2001

Tenet Healthcare                                                                .66                                12,699,750
10.125% 2005

News America Holdings                                                           .58                                11,016,400
10.125% 2012

Excludes U.S. Treasury and government agency holdings.

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PAGE 9
The Fund's long-term performance

Special Income Fund

How your $10,000 has grown in Special Income Fund

Average annual total return
(as of Aug. 31, 1996)                           Special Income Fund
                                                            $23,259

1 year      5 years      10 years
+7.08%       +9.61%        +8.81%


                                     Lehman Aggregate
                                           Bond Index


$10,000






'86   '87   '88    '89   '90    '91    '92    '93   '94   '95   '96

On the graph above you can see how the Fund's total return compared to a widely cited performance index, the Lehman Aggregate Bond
Index.

The Lehman Aggregate Bond Index is made up of a representative list of government and corporate bonds as well as asset-backed securities and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in Special Income Fund.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the variable accounts or the annuity contracts.
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PAGE 10
To our contract owners

Managed Fund

(Photo of) Alfred Henderson and Deborah L. Pederson, Portfolio managers

From the portfolio managers

Managed Fund weathered volatile conditions in the stock and bond markets to provide contract owners with a total return of 10.95% for the past fiscal year-September 1995 through August 1996. (This figure does not reflect expenses that apply to the variable accounts or subaccounts or to the annuity contract.)

The favorable forces of robust corporate profits, moderate economic growth, low inflation and declining long-term interest rates dominated the investment environment early in the period. Not surprisingly, the stock market responded with a largely uninterrupted advance that continued through February. Bonds followed suit through January, when dimming hopes of an agreement to balance the federal budget and concerns about higher inflation drove up long-term interest rates and sent bond prices on a downward spiral during February and March.

Somewhat calmer conditions returned to the markets for the next few months. But in July concerns about potentially higher inflation drove down stock prices, particularly those of technology-related growth stocks.

Thanks to its diversified mix of stocks and bonds, the Fund's performance was less volatile than that of the broad markets during the fiscal year. The stock side of the portfolio comprised about 80% of portfolio assets in the fall of 1995. This was beneficial to Fund performance given the strength of the market at that time. As the fiscal year progressed, we brought the stock exposure down to about 60-65%, as we grew somewhat less positive on the market's near-term prospects. Probably the most notable change was our decision to add more technology-related growth stocks, which provided positive performance over the summer. Other changes included a reduction in utility holdings and cash reserves, which also worked to the Fund's advantage.

Our bond holdings made a substantial contribution to performance for the first several months of the period. This boost resulted largely from our "long duration" structure, which makes bond prices more sensitive to interest-rate swings. When interest rates fell during the final four months of 1995, our holdings enjoyed substantial price appreciation. However, when rates rose last February and March, the long duration penalized performance. We were able to temper the effect, though, by shifting some money from U.S. Treasury bonds into corporate bonds, which withstood the rate rise relatively well, and by shortening the bond portfolio's durations, which lessened the negative effect of the increase in rates.

PAGE 11
As we enter a new fiscal year, we are maintaining a somewhat conservative investment structure overall, though the stock side of the portfolio has a greater growth-stock flavor that it has had in recent years. Once the current uncertainty surrounding economic growth, inflation and interest rates abates, we will reposition the portfolio in accordance with those key factors.



Alfred Henderson



Deborah L. Pederson

PAGE 12

The Fund's ten largest holdings
Managed Fund

(Pie chart) The ten holdings listed here make up 13.06% of the Fund's net assets

                                                                                    Percent                            Value
                                                                     (of Fund's net assets)            (as of Aug. 31, 1996)


General Electric                                                                    1.77%                        $61,512,500
A diversified company with interests in manufacturing,
broadcasting (NBC), services and technology.

Amoco                                                                               1.59                          55,200,000
One of the major integrated domestic oil and gas
companies known traditionally for its
extensive Petroleum Marketing operations.

UNUM                                                                                1.44                          50,200,000
$2.34 Cv Pfd
Through various subsidiaries, UNUM provides a broad
range of disability, health, life insurance and
group pensions products.

Emerson Electric                                                                    1.35                          46,900,000
A diversified manufacturer of electrical and electronic
products for use in commercial and industrial products,
appliances and construction-related components.

Tyco Intl                                                                           1.21                          42,250,000
A diverse, New England-based producer of packaging, cable
manufacturing, fire extinguishing systems, alarms and
controls, plus miscellaneous simple electronic parts.

Green Tree Financial                                                                1.20                          41,700,000
A diversified financial services company that originates
conditional sales contracts for manufactured homes, home
improvements, consumer products, and equipment financing,
and provides commercial financing to manufacturers and
dealers.

Raytheon                                                                            1.18                          41,200,000
Designs, manufactures and sells electronic devices,
equipment and systems for government and commercial
use. About two-thirds of sales are to the military
(missiles and electronics).

BCE                                                                                 1.13                          39,375,000
A holding company that operates in the following business
groups: Canadian Telecommuications, Nortel, Bell Canada
International (BCI), Directories and Corporate.

Compaq Computer                                                                     1.10                          38,221,875
Manufacturer of high-performance laptop, portable and
desktop personal computers.

Illinois Tool Works                                                                 1.09                          38,018,750
A highly-regarded industrial manufacturer with a broad,
leading-edge base of capital goods
and consumer component products.


Excludes U.S. Treasury and government agency holdings.

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PAGE 13
The Fund's long-term performance

Managed Fund

How your $10,000 has grown in Managed Fund

Average annual total return
(as of Aug. 31, 1996)

1 year       5 years       10 years
+10.95%      +10.46%       +11.08%


                                                      Managed Fund
                                                      $28,607


                                                      S&P 500



$10,000




'86    '87   '88   '89   '90    '91    '92   '93  '94   '95    '96

On the graph above you can see how the Fund's total return compared to a widely cited performance index, the Standard & Poor's 500
Stock Index (S&P 500).

The S&P 500, an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which Fund invests.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the variable accounts or the annuity contracts.

PAGE 14
To our contract owners

Moneyshare Fund

(Photo of) Terry Fettig, Portfolio manager

From the portfolio manager

Moneyshare Fund's yield fluctuated somewhat during the fiscal year (September 1995 through August 1996), tracking a down-then-up trend in short-term interest rates over the 12 months. For the seven-day period ended Aug. 31, 1996, the Fund's compound annualized yield was 4.90%, and the simple annualized yield was 4.79%. In keeping with its objective, the Fund maintained a stable $1 per share price throughout the 12-month period. (Although the Fund seeks to maintain a $1 per share price, there is no assurance that it will be able to do so. Also, an investment in the Fund is neither insured nor guaranteed by the U.S. government.)

At the start of the fiscal year (August 1995), it appeared that economic growth was moderating while inflation was remaining under control. In that environment, the Federal Reserve decided to lower short-term interest rates slightly. Two more of these so-called "easing" moves were to follow-one in December and another in January of 1996. (By way of background, the Fed adjusts short-term rates based on the condition of the economy and the inflation outlook. When the economy appears weak and inflation is low, the Fed usually lowers rates to stimulate economic growth. When the economy is strong, the Fed usually raises rates to moderate economic growth and thereby keep inflation in check.)

While the effect was not dramatic, the rate reductions did lead to lower rates on the securities this Fund invests in and, ultimately, to a somewhat lower Fund yield. To counter that effect, we emphasized investments in securities with longer maturities. By last February, the average maturity of the portfolio had reached approximately 53 days, compared with approximately 42 days at the beginning of the fiscal year.

From that point, and without any action on the part of the Federal Reserve, short-term rates began edging higher. The impetus was provided by signs of a strengthening economy and potentially higher inflation. This modestly higher rate trend remained in place through the summer and prompted me to reduce the portfolio's average maturity to about 40 days by period-end.

It's important to point out that these subtle shifts in the portfolio's maturity level did not alter the Fund's top priority of providing a stable cash investment for shareholders. In keeping with that, I maintained our conservative portfolio-management approach, which results in an exclusive focus on high-grade securities (high-quality commercial paper, bankers' acceptances and certificates of deposit).

PAGE 15
At this writing (mid-September), it appears that the most likely scenario for the months ahead is that economic growth will slow down a bit. While that should help keep a lid on inflation, the Fed may nevertheless find it necessary to nudge short-term rates higher. Given the uncertainty of the situation at this point, I plan to keep the portfolio's average maturity at approximately 40 days-a neutral structure that will allow me to easily adjust the portfolio to take advantage of either a rate rise or decline.



Terry Fettig

PAGE 16
To our contract owners

International Equity Fund

(Photo of) Paul Hopkins, Portfolio manager

From the portfolio manager

Despite ongoing volatility, international markets were generally positive in the past 12 months. Reflecting this, International Equity Fund registered a gain of 8.52% during the September 1995 through August 1996 period. (This figure does not reflect expenses that apply to the variable accounts, subaccounts or to the annuity contract.)

Japanese stocks were generally positive, although the depreciation in the yen versus the U.S. dollar reduced returns. The market was a good performer during the spring and was up nearly 5% in March alone. Approximately 30% of the Fund's assets are invested in Japan. Recently, we have added to the technology weighting, specifically with the purchase of NEC, which is not nearly 2% of the Fund's assets, one of the largest individual holdings.

Within Europe, the United Kingdom and Germany were both quite strong while France was lackluster as the sluggish French economy tempered stock performance. Weak currencies, particularly the German mark, also reduced returns for U.S.-based investors. This was partly offset by hedging some of the investments back into U.S. dollars. During the 12 months, roughly 25% of the Fund assets were invested in Europe.

Heading into the new fiscal year, the Fund's asset mix at the country level is broadly unchanged . In Japan, the government's monetary and fiscal stimuli should be good for stocks. In Europe, the German economy appears to have bottomed out and is expected to lead that part of the world out of recession. And in Southeast Asia, where economies slowed down this year, the long-term growth pattern appears ready to re-establish itself.



Paul Hopkins

PAGE 17

The Fund's ten largest holdings
International Equity Fund

(Pie chart) The ten holdings listed here make up 15.02% of the Fund's net assets

                                                    Percent                 Value
                                     (of Fund's net assets) (as of Aug. 31, 1996)
_____________________________________________________________________________________

Sandoz (Switzerland)                                2.25%           $42,122,490
A manufacturer and seller of pharmaceuticals,
chemicals, seeds and agro-chemicals.

Nippon Denso (Japan)                                1.65             30,922,141
This company and its subsidiaries form the
NatWest Group, which provides an extensive
range of banking and financial services through
offices and branches in the United Kingdom and
overseas.

Matsushita Electric (Japan)                         1.57            29,472,667
One of the world's leading producers of electronic
and electric products. Most of Matsushita group's
products are marketed under several trade names,
including  "Panasonic," "National," "Technics,"
"Quasar," "Victor" and "JVC."

TDK (Japan)                                         1.54             28,805,448
This company and its subsidiaries are engaged
in the manufacturing of components for use in
electronic equipment and machinery.

Nippon Steel (Japan)                                1.42             26,707,009
Engaged in the manufacture of cokes, carbon
materials, petrochemicals and coal chemicals
for paints, synthetic resins, plastics,
electronic materials, industrial gases,
cement and building materials.

Siebe (United Kingdom)                              1.42             26,527,672
A United Kingdom engineering company with
significant U.S. presence via Foxboro in control
devices and process systems.

NEC (Japan)                                         1.37             25,621,202
Operates with a synergistic business concept
of "C & C," the integration of computers and
communications.  These operations comprise
three product categories:  Communications
Systems and Equipment, Computers and Industrial
Electronic Systems, and Electron Devices.

Granada Group (United Kingdom)                      1.30             24,441,219
With its subsidiaries, Granada Group is engaged
in renting and retailing electronics, providing
computer services, the television industry,
providing leisure services, and providing
services to businesses.

Credit Commercial de France (France)                1.28             23,990,401
The parent company of a banking group primarily
engaged in retail banking, investment banking,
asset management and international private banking.

Glaxo Wellcome (United Kingdom)                     1.22             22,846,490
Engaged in the research, development, manufacture
and distribution of pharmaceuticals, which are
marketed primarily to wholesale drug distributors,
hospitals, pharmacies and health maintenance
organizations.

PAGE 18
The Fund's long-term performance

International Equity Fund

How your $10,000 has grown in International Equity Fund

Average annual total return                           International
(as of Aug. 31, 1996)                                   Equity Fund
                                                            $14,929
           Since
1 year     1/13/92
+9.64%     +9.02%



                           Morgan Stanley Capital
                        International World Index

$10,000




1/13/92            '92           '93        '94        '95      '96

On the graph above you can see how the Fund's total return compared to a widely cited performance index, the Morgan Stanley Capital
International World Index (World Index).

The World Index, compiled from a composite of securities listed on the markets of North America, Europe, Australasia and the Far East is widely recognized by investors as the measurement index for portfolios that invest in the major markets of the world.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the variable accounts or the annuity contracts.

PAGE 19
To our contract owners

Aggressive Growth Fund

(Photo of) Martin G. Hurwitz, Portfolio manager

From the portfolio manager

Despite a steep decline last summer in the small-company growth stocks that characterize this portfolio, Aggressive Growth Fund managed to provide a double-digit return during the fiscal year (September 1995 through August 1996). For the 12 months, the total return was 11.82% (This figure does not reflect expenses that apply to the variable accounts or subaccounts or to the annuity contract.)

The favorable forces of moderate economic growth, low inflation, healthy corporate profits and falling long-term interest rates continued to push stocks higher during the first several months of the period, extending the powerful bull market that was set in motion at the start of 1995. In light of the positive investment environment, I reduced the cash reserves in the portfolio and put that money to work in stocks, whose return far exceeded that available from cash-equivalent investments.

Much of the money went into stocks of biotechnology and oil services companies. Concurrently, I reduced our holdings among technology stocks (largely computer-related), a group that had earlier comprised nearly half of portfolio assets.

The timing proved to be good, as the technology sector went into an overall slump late in 1995, while most of our biotechnology and oil services issues began to advance. In addition, the Fund enjoyed largely positive results from holdings among health care, retailing, restaurant and chemical stocks, plus those of selected foreign companies. Prior to that, stocks of telecommunications equipment, insurance and financial services companies were especially productive for the Fund.

The Fund continued to gain ground through last spring, but the advance would soon come to an abrupt end. Although there was only modest change in key fundamentals such as inflation, economic growth and corporate profits, by June many professional investors, spurred mainly by a run-up in long-term interest rates, evidently decided that stocks had run their course for the time and that it was time to sell. As is usually the case, they first went after those issues that had risen the most-namely, small-company growth stocks, especially those in the technology sector. The result was that in June and July, the Fund was forced to give back most of its gain from the previous nine months.

PAGE 20
While last summer's bloodletting was a distasteful way to finish the fiscal year, it may turn out to be something of a blessing in the long run because it made the stocks of many promising companies more affordable. In fact, during August and early September, small stocks as a whole began to bounce back. I certainly don't expect smooth sailing for stocks in the current fiscal year, but I do think there are enough opportunities for an agile investment approach to yield positive results.



Martin G. Hurwitz

PAGE 21

The Fund's ten largest holdings
Aggressive Growth Fund

(Pie chart) The ten holdings listed here make up 13.43% of the Fund's net assets

                                                                      Percent                        Value
                                                        (of Fund's net assets)          (as of Aug.31,1996)
__________________________________________________________________________________________________________
HBO & Company                                                            2.81%                 $54,625,000
A health-care information service company that provides a
variety of computer-based information systems and services
to hospitals and their affiliates.

Cisco Systems                                                            2.04                   39,562,500
The leading designer and builder of devices that link
personal computers in powerful networks.  Cisco is a
leader in the fast-growing business network market.

Paychex                                                                  1.34                   26,081,250
Provider of computerized payroll accounting services
to more than 172,000 small- to medium-sized businesses
nationwide.

Hospitality Franchise System                                             1.23                   23,950,000
The largest hotel franchiser in the world, as measured
by the number of rooms. The company provides operational
and administrative services to its franchises including
Days Inn, Ramada, Howard Johnson, Super 8, Park International
and Village Lodge brand names.

Oracle                                                                   1.16                   22,471,875
One of the largest independent vendors of database-
management software offering a variety of new products,
enhancements and applications software.

First Data                                                               1.01                   19,500,000
Operates in one business segment providing high-quality,
high-volume information processing and related services
to specific client groups: the transaction card, payment
instruments, teleservices, mutual funds, health care,
receivables and information management industries.

Parametric Technology                                                    1.00                   19,470,938
A producer of software products for the automation of
complex engineering tasks that are essential to the
development of virtually all manufactured  products.

Tyco Intl                                                                1.00                   19,405,425
A diverse, New England-based producer of packaging, cable
manufacturing, fire extinguishing systems, alarms and
controls, plus miscellaneous simple electronic parts.

Marriott Intl                                                             .93                   18,108,750
Operates lodging facilities under five separate Marriott
brand names: Mariott Hotels, Resorts and Suites; Courtyard
Hotels; Residence Inn; Fairfield Inn; and Mariott Ownership
Resorts.

TJX                                                                       .91                   17,600,000
The largest off-price apparel retailer in North America.
The Company operates T.J. Maxx stores, the recently
acquired Marshalls chain of stores, and Winners Apparel
Ltd., a Canadian off-price family apparel chain.

PAGE 22
The Fund's long-term performance

Aggressive Growth Fund

How your $10,000 has grown in Aggressive Growth Fund

Average annual total return                             Aggressive
(as of Aug. 31, 1996)                                  Growth Fund
                                                           $16,336
          Since
1 year    1/13/92
+11.82%   +11.15%
                                               S&P 500





$10,000




1/13/92            '92           '93        '94        '95      '96

On the graph above you can see how the Fund's total return compared to a widely cited performance index, Standard & Poor's 500 Stock
Index (S&P 500).

The S&P 500, and unmanaged list of common stocks, is frequently used as a general measure of the market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.

Your investment and return values fluctuate so that your accumulation units, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results. The above graph does not reflect expenses that apply to the variable accounts or the annuity contracts.

The board and shareholders
IDS Life Investment Series, Inc.
      IDS Life Capital Resource Fund
      IDS Life International Equity Fund
      IDS Life Aggressive Growth Fund
IDS Life Special Income Fund, Inc.
IDS Life Moneyshare Fund, Inc. and
IDS Life Managed Fund, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of IDS Life Capital Resource Fund, IDS Life International Equity Fund, IDS Life Aggressive Growth Fund, (funds within IDS Life Investment Series, Inc.), IDS Life Special Income Fund, Inc., IDS Life Moneyshare Fund, Inc. and IDS Life Managed Fund, Inc. as of August 31, 1996, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended August 31, 1996. We have also audited the financial highlights for each of the periods presented in Note 9 to the financial statements. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IDS Life Capital Resource Fund, IDS Life International Equity Fund, IDS Life Aggressive Growth Fund, IDS Life Special Income Fund, Inc., IDS Life Moneyshare Fund, Inc., and IDS Life Managed Fund, Inc. at August 31, 1996 and the results of their operations, the changes in their net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
October 4, 1996

PAGE 25

Statements of assets and liabilities
Retirement Annuity Mutual Funds
Aug. 31, 1996
                                                                   Capital                    Special                    Managed
                                                                  Resource                     Income                       Fund
                                                                      Fund                       Fund
Assets

Investments in securities, at value (Note 1):
Investments in securities of unaffiliated
  issuers (identified cost, $3,835,104,082;
  $1,892,810,877 and $3,101,548,672 respectively)           $3,820,948,332             $1,899,362,473             $3,495,337,797
Investments in securities of affiliated issuers
  (identified cost, $718,514,347 for Capital
  Resource Fund)                                               586,155,325                         --                         --
Cash in bank on demand deposit                                   3,556,649                         --                         --
Receivable for investment securities sold                       29,168,945                  7,104,915                  7,269,117
Dividends and accrued interest receivable                        5,657,924                 31,137,176                 18,800,078
U.S. government securities held as collateral for
  securities loaned (Note 5)                                     5,507,109                 80,577,399                 81,726,488
Receivable (for capital stock sold) from:
  IDS Life accounts                                              6,028,950                  3,699,449                 18,319,658
  IDS Life of New York accounts                                    352,173                    184,891                  1,192,629

Total assets                                                 4,457,375,407              2,022,066,303              3,622,645,767

Liabilities

Disbursements in excess of cash on demand deposit                       --                  1,080,338                    147,364

Dividends payable to separate accounts (Note 1)                 12,755,722                  5,354,016                 25,728,303
Payable for investment securities purchased                     32,850,675                 13,829,021                 23,415,132
Accrued investment management and services fee                   2,174,764                    961,210                  1,726,152
Unrealized depreciation on foreign currency
 contracts held, at value (Notes 1 and 4)                            2,160                         --                         --
Payable upon return of securities loaned (Note 5)               36,920,831                 87,150,399                 89,000,988
Payable (for capital stock redeemed) to:
 IDS Life accounts                                                      --                  1,500,057                         --
Other accrued expenses                                             802,391                    343,636                    563,659
 Open option contracts written, at value
  (premium received $396,260 for Managed Fund)(Note 8)                  --                         --                    146,875

Total liabilities                                               85,506,543                110,218,677                140,728,473

Net assets applicable to outstanding capital stock          $4,371,868,864             $1,911,847,626            $ 3,481,917,294

Represented by

Capital stock -- authorized 10,000,000,000
 shares for each Fund of $.01 par value ($.001 for
 Managed Fund); outstanding, 170,998,178; 165,711,504;
 and 217,610,488 shares, respectively                       $    1,709,982             $    1,657,115             $      217,610
Additional paid-in capital                                   3,849,041,747              1,889,313,160              2,860,670,518
Undistributed (excess of distributions over)
 net investment income                                          (2,086,918)                (2,119,837)                (2,225,051)
Accumulated net realized gain (Note 1)                         669,718,521                 14,828,295                229,206,401
Unrealized appreciation (depreciation) of investments
 and on translation of assets and liabilities in foreign
 currencies (Notes 4 and 7)                                   (146,514,468)                 8,168,893                394,047,816

Total -- representing net assets applicable to outstanding
 capital stock                                              $4,371,868,864             $1,911,847,626            $ 3,481,917,294

Net asset value per share of outstanding capital stock      $        25.57             $        11.54            $         16.00

See accompanying notes to financial statements.

PAGE 26
Statements of assets and liabilities (continued)
Retirement Annuity Mutual Funds
Aug. 31, 1996
                                                               Moneyshare              International                  Aggressive
                                                                     Fund                     Equity                      Growth
                                                                                                Fund                        Fund
Assets

Investments in securities, at value (Note 1):
Investments in securities of unaffiliated
 issuers (identified cost, $289,823,876;
 $1,807,735,562 and $1,687,574,425, respectively)             $289,823,876             $1,923,397,199             $1,933,326,459
Investments in securities of affiliated issuers
 (identified cost, $12,266,622 for Aggressive
 Growth Fund)                                                           --                         --                 16,337,750
Cash in bank on demand deposit                                     165,948                         --                  2,296,659
Receivable for investment securities sold                               --                 21,028,517                  6,556,761
Dividends and accrued interest receivable                          238,315                  4,992,000                    827,452
Unrealized appreciation on foreign currency contracts
 held, at value (Notes 1 and 4)                                         --                    593,005                      2,927
U.S. government securities held as collateral for
 securities loaned (Note 5)                                             --                 59,000,960                         --
Receivable (for capital stock sold) from:
 IDS Life accounts                                                 854,162                    416,680                  1,861,511
 IDS Life of New York accounts                                      37,905                         --                    189,380

Total assets                                                   291,120,206              2,009,428,361              1,961,398,899

Liabilities

Disbursements in excess of cash on demand deposit                       --                    789,176                         --
Dividends payable to separate accounts (Note 1)                  1,140,557                         --                  2,949,647
Payable for investment securities purchased                             --                  9,941,028                 12,756,333
Accrued investment management and services fee                     119,712                  1,280,433                    965,713
Unrealized depreciation on foreign currency
 contracts held, at value (Notes 1 and 4)                               --                    237,387                      1,371
Payable upon return of securities loaned (Note 5)                       --                120,591,560                  3,200,000
Payable (for capital stock redeemed) to:
 IDS Life accounts                                               1,517,316                  1,511,691                         --
 IDS Life of New York accounts                                     165,972                     37,611                         --
Other accrued expenses                                              56,792                    589,082                    430,953

Total liabilities                                                3,000,349                134,977,968                 20,304,017

Net assets applicable to outstanding capital stock            $288,119,857             $1,874,450,393            $ 1,941,094,882

Represented by

Capital stock -- authorized 10,000,000,000
 shares for each Fund of $.01 par value;
 outstanding, 288,142,905; 140,912,770;
 and 120,996,059 shares, respectively                        $   2,881,429             $    1,409,128            $     1,209,961
Additional paid-in capital                                     285,239,062              1,719,233,598              1,477,380,195
Excess of distributions over net investment income                    (714)                (1,731,277)                    (9,476)
Accumulated net realized gain (Note 1)                                  80                 39,462,610                212,688,492
Unrealized appreciation of investments and on translation
 of assets and liabilities in foreign currencies (Note 4)               --                116,076,334                249,825,710

Total -- representing net assets applicable to outstanding
 capital stock                                                $288,119,857             $1,874,450,393            $ 1,941,094,882

Net asset value per share of outstanding capital stock        $       1.00             $        13.30            $         16.04

See accompanying notes to financial statements.

PAGE 27
Statements of operations
Retirement Annuity Mutual Funds
Year ended Aug. 31, 1996
                                                                       Capital                   Special                 Managed
                                                                      Resource                    Income                    Fund
                                                                          Fund                      Fund

Income:
Investment income
Dividends (net of foreign taxes withheld of $404,294;
 $22,791 and $621,728, respectively)                               $51,660,407              $    656,439            $ 37,488,647
Dividends earned from affiliates for Capital Resource Fund           1,293,258                        --                      --
Interest (net of foreign taxes withheld of $266,948 for
  Special Income Fund)                                              25,572,476               152,455,954              82,654,239

Total income                                                        78,526,141               153,112,393             120,142,886

Expenses (Note 2):
Investment management services fee                                  26,046,721                11,311,856              19,987,805
Administrative services fee                                          1,804,056                   894,104                 991,587
Custodian fees and expenses                                            376,767                   253,580                 318,071
Compensation of board members and officers                             101,543                    41,114                  91,790
Printing and postage                                                   232,142                    97,116                 146,816
Audit fees                                                              27,820                    27,197                  26,046
Registration fees                                                      453,333                    94,283                 243,633
Other                                                                   45,979                    21,467                  31,544

Total expenses                                                      29,088,361                12,740,717              21,837,292

Investment income -- net                                            49,437,780               140,371,676              98,305,594


Realized and unrealized gain (loss) -- net

Net realized gain on security transactions (including
 $53,981,593 realized loss on investments of affiliated
 issuers for Capital Resource Fund) (Note 3)                       679,436,528                38,984,702             275,660,376
Net realized gain (loss) on foreign currency transactions               25,673                (4,046,600)                (43,075)
Net realized gain (loss) on closed or expired options contracts
 written (Note 8)                                                           --                  (105,126)                264,991
Net realized loss on closed interest rate futures contracts (Note 7)        --                (1,963,506)                     --

Net realized gain on investments and foreign currency              679,462,201                32,869,470             275,882,292
Net change in unrealized appreciation or depreciation
 of investments and on translation of assets and liabilities
 in foreign currencies                                            (494,927,652)              (49,126,958)            (34,119,724)

Net gain (loss) on investments and foreign currency                184,534,549               (16,257,488)            241,762,568

Net increase in net assets resulting from operations              $233,972,329              $124,114,188            $340,068,162

See accompanying notes to financial statements.

PAGE 28
Statements of operations (continued)
Retirement Annuity Mutual Funds
Year ended Aug. 31, 1996
                                                                    Moneyshare             International              Aggressive
                                                                          Fund                    Equity                  Growth
                                                                                                    Fund                    Fund

Income:
Investment income
Dividends (net of foreign taxes withheld of $0;
 $6,054,323 and $111,812, respectively)                           $        --                $30,579,489             $ 4,969,838
Interest                                                           14,076,718                  7,178,696              17,913,461

Total income                                                       14,076,718                 37,758,185              22,883,299

Expenses (Note 2):
Investment management services fee                                  1,283,789                 13,990,974              10,459,512
Administrative services fee                                            59,375                    797,200                 808,467
Custodian fees and expenses                                            20,401                  1,115,809                 263,639
Compensation of board members and officers                              7,538                     56,592                  55,473
Printing and postage                                                    6,572                     51,683                  82,128
Audit fees                                                             15,688                     19,000                  22,539
Registration fees                                                      16,574                    193,152                 114,494
Other                                                                   7,860                     23,615                  16,939

Total expenses                                                      1,417,797                 16,248,025              11,823,191

Investment income -- net                                           12,658,921                 21,510,160              11,060,108


Realized and unrealized gain (loss) -- net

Net realized gain on security transactions (including $5,434,742 realized loss on investments of affiliated issuers for
 Aggressive Growth Fund) (Note 3)                                         325                 72,152,375             243,203,290
Net realized gain (loss) on foreign currency transactions                  --                 17,185,787                  (2,232)


Net realized gain on investments and foreign currency                     325                 89,338,162             243,201,058
Net change in unrealized appreciation or depreciation
 of investments and on translation of assets and liabilities
 in foreign currencies                                                     --                 33,859,236             (79,505,605)


Net gain on investments and foreign currency                              325                123,197,398             163,695,453

Net increase in net assets resulting from operations              $12,659,246               $144,707,558            $174,755,561

See accompanying notes to financial statements.

PAGE 29

Statements of changes in net assets
Retirement Annuity Mutual Funds
Year ended Aug. 31,
                                                                 Capital Resource Fund                      Special Income Fund

Operations and distributions                                   1996                1995                 1996                1995

Investment income -- net                              $  49,437,780       $  39,674,769         $140,371,676        $123,083,727
Net realized gain (loss) on investments
 and foreign currency                                   679,462,201         383,135,166           32,869,470         (19,987,914)
Net change in unrealized appreciation or
 depreciation of investments and on translation
 of assets and liabilities in foreign currencies       (494,927,652)        128,698,908          (49,126,958)         94,905,201

Net increase in net assets resulting
 from operations                                        233,972,329         551,508,843          124,114,188         198,001,014

Distributions to shareholders from:
 Net investment income                                  (47,593,459)        (39,584,237)        (135,814,306)       (121,683,870)
 Net realized gain                                      (10,771,339)       (383,078,138)                  --          (2,300,916)
 Excess distributions of net investment
  income (Note 1)                                        (1,869,994)            (52,587)                  --          (2,378,142)

 Excess distributions of net realized
  gain (Note 1)                                                  --            (977,300)                  --                  --

Total distributions                                     (60,234,792)       (423,692,262)        (135,814,306)       (126,362,928)


Capital share transactions (Note 6)

Proceeds from sales                                     410,478,022         436,224,431          214,108,604          86,906,199
Reinvested distributions at net asset value              60,234,792         423,692,262          135,814,306         126,362,928
Payments for redemptions                               (117,295,599)        (42,461,613)        (129,574,450)       (140,624,932)

Increase in net assets from capital share
 transactions                                           353,417,215         817,455,080          220,348,460          72,644,195

Total increase in net assets                            527,154,752         945,271,661          208,648,342         144,282,281


Net assets at beginning of period                     3,844,714,112       2,899,442,451        1,703,199,284       1,558,917,003


Net assets at end of period                          $4,371,868,864      $3,844,714,112       $1,911,847,626      $1,703,199,284


Undistributed (excess of distributions over)
 net investment income                               $   (2,086,918)     $   (1,844,321)      $   (2,119,837)     $      415,998

See accompanying notes to financial statements.

PAGE 30
Statements of changes in net assets (continued)
Retirement Annuity Mutual Funds
Year ended Aug. 31,                                                   Managed Fund                           Moneyshare Fund

                                                               1996               1995                 1996                1995
Operations and distributions

Investment income -- net                              $   98,305,594        $79,031,286          $12,658,921         $10,161,955
Net realized gain (loss) on investments
 and foreign currency                                    275,882,292        (49,425,540)                 325                (152)
Net change in unrealized appreciation or
 depreciation of investments and on translation
 of assets and liabilities in foreign currencies         (34,119,724)       293,779,938                   --                  --

Net increase in net assets resulting
 from operations                                         340,068,162        323,385,684           12,659,246          10,161,803

Distributions to shareholders from:
 Net investment income                                   (97,692,300)       (78,601,919)         (12,658,921)        (10,161,955)
 Net realized gain                                                --           (198,282)                  --                  --
 Excess distributions of net investment
  income (Note 1)                                           (784,045)                --                   --                (126)

Total distributions                                      (98,476,345)       (78,800,201)         (12,658,921)        (10,162,081)


Capital share transactions (Note 6)

Proceeds from sales                                      203,558,285        265,867,838          247,288,271         113,426,072
Reinvested distributions at net asset value               98,476,345         78,800,201           12,658,921          10,162,081
Payments for redemptions                                (105,925,809)       (44,391,869)        (198,768,626)        (75,889,680)

Increase in net assets from capital share
 transactions                                            196,108,821        300,276,170           61,178,566          47,698,473

Total increase in net assets                             437,700,638        544,861,653           61,178,891          47,698,195

Net assets at beginning of period                      3,044,216,656      2,499,355,003          226,940,966         179,242,771

Net assets at end of period                           $3,481,917,294     $3,044,216,656         $288,119,857        $226,940,966

Excess of distributions over net
 investment income                                    $   (2,225,051)    $     (613,294)        $       (714)       $         --

See accompanying notes to financial statements.

PAGE 31
Statements of changes in net assets (continued)
Retirement Annuity Mutual Funds
Year ended Aug. 31,
                                                              International Equity Fund                  Aggressive Growth Fund

                                                               1996                1995                 1996                1995
Operations and distributions

Investment income -- net                               $ 21,510,160       $  19,548,137         $ 11,060,108        $  7,510,039
Net realized gain (loss) on investments
 and foreign currency                                    89,338,162         (16,979,187)         243,201,058           6,178,928
Net change in unrealized appreciation or
 depreciation of investments and on translation
 of assets and liabilities in foreign currencies         33,859,236          (6,548,017)         (79,505,605)        270,146,371

Net increase (decrease) in net assets resulting
 from operations                                        144,707,558          (3,979,067)         174,755,561         283,835,338

Distributions to shareholders from:
 Net investment income                                  (15,453,784)        (17,257,772)         (11,052,242)         (7,502,171)
 Net realized gain                                      (23,947,543)                 --                   --                  --
 Excess distributions of net investment
  income (Note 1)                                       (18,917,064)                 --               (7,244)             (7,442)

Total distributions                                     (58,318,391)        (17,257,772)         (11,059,486)         (7,509,613)



Capital share transactions (Note 6)

Proceeds from sales                                     335,601,053         360,572,294          388,624,475         383,256,895
Reinvested distributions at net asset value              58,318,391          17,257,772           11,059,486           7,509,613
Payments for redemptions                                (47,735,823)        (26,008,343)         (34,177,762)        (17,849,325)

Increase in net assets from capital share
 transactions                                           346,183,621         351,821,723          365,506,199         372,917,183

Total increase in net assets                            432,572,788         330,584,884          529,202,274         649,242,908


Net assets at beginning of period                     1,441,877,605       1,111,292,721        1,411,892,608         762,649,700


Net assets at end of period                          $1,874,450,393      $1,441,877,605       $1,941,094,882      $1,411,892,608

Excess of distributions over net
 investment income                                      $(1,731,277)     $   (6,056,376)      $       (9,476)     $       (7,866)

See accompanying notes to financial statements.

PAGE 32
___________________________________________________________________
1. Summary of significant accounting policies

Each Fund is registered under the Investment Company Act of 1940
(as amended) as a diversified, open-end management investment company.

The investment objectives of each Fund are as follows:
     Capital Resource invests primarily in U.S. common stocks; Special Income invests primarily in investment grade bonds; Managed invests in stocks, convertible securities, bonds and money market instruments;
     Moneyshare invests in money market securities;
     International Equity invests primarily in common stocks of foreign issuers;
     Aggressive Growth invests primarily in stocks of small- and medium-sized companies;
Shares of each Fund are sold through the purchase of an annuity contract offered by IDS Life Insurance Company (IDS Life) or its affiliates.

The significant accounting policies followed by the Funds are summarized as follows:

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities
Securities traded on national securities exchanges or included in the NASDAQ National Market System are valued at the last quoted sales price at the close of each business day; securities traded over-the-counter but not included in the NASDAQ National Market System and securities for which a last quoted sales price is not readily available are valued at the mean of the bid and asked prices. Bonds and other securities are valued at fair value as determined by the board when market quotations are not readily available. Determination of fair value involves, among other things, references to market indexes, matrices and data from independent brokers. Short-term securities in Capital Resource, Special Income, Managed, International Equity and Aggressive Growth Fund maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates; those maturing in 60 days or less are valued at amortized cost. Pursuant to Rule 2a-7 of the 1940 Act, all securities in Moneyshare Fund are valued at amortized cost which approximates market value in order to maintain a constant net asset value of $1 per share.

PAGE 33
Option transactions
In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Funds may buy and sell put and call options and write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

Futures transactions
In order to gain exposure to or protect itself from changes in the market, the Funds may buy and sell stock index and interest rate futures contracts. The Funds also may buy or write put and call options on futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Securities purchased on a when-issued basis
Delivery and payment for securities that have been purchased by Special Income and Managed Funds on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations and they may affect each Fund's net assets the same as owned securities. Each Fund designates cash or liquid high-grade debt securities at least equal to the amount of its commitment. As of Aug. 31, 1996, each Fund had entered into outstanding when-issued or forward commitment of $4,765,000 and $1,786,875, respectively.

Foreign currency translations and foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

PAGE 34
Illiquid securities
At Aug. 31, 1996, investments in securities for Capital Resource Fund, Special Income Fund, Managed Fund, and Aggressive Growth Fund included issues that are illiquid. The Funds currently limit investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Aug. 31, 1996, was $28,250,000, $21,413,174,
$13,563,156, $2,915,130 and $363,125 that represents 0.65%, 1.12%,
0.39%, 0.15% and 0.75% of net assets for Capital Resource Fund, Special Income Fund, Managed Fund and Aggressive Growth Fund, respectively. Pursuant to guidelines adopted by the board, certain unregistered securities are determined to be liquid and are not included within the limitations specified above.

Federal income taxes
Since each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the Variable
Accounts, no provision for income or excise taxes is required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the timing and amount of market discount recognized as ordinary income, foreign tax credits and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) are recorded by the Funds.

On the Statements of Assets and Liabilities, due to permanent book-to-tax differences, undistributed net investment income and accumulated net realized gain (loss) have been increased
(decreased), resulting in net reclassification adjustments to additional paid-in capital as follows:

                                           Capital       Special                              International   Aggressive
                                          Resource        Income       Managed   Moneyshare          Equity       Growth

Undistributed net investment income      $(216,924)  $(7,093,205)  $(1,441,006)  $     (714)   $ 17,185,787    $  (2,232)
Accumulated net realized gain (loss)       216,924     7,093,205     1,441,006          714     (17,185,787)       2,232

Additional paid-in capital reduction     $      --   $        --   $        --   $       --    $         --    $      --
 (increase)

PAGE 35
Dividends
At Aug. 31, 1996, dividends declared for each Fund payable Sept. 3, 1996 are as follows:

         Capital Resource                        $0.075
         Special Income                          $0.032
         Managed                                 $0.119
         Moneyshare                              $0.004
         Aggressive Growth                       $0.024

Distributions to the Variable Accounts are recorded as of the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and paid monthly for Special Income and Moneyshare Funds and declared and paid quarterly for Capital Resource, Managed, International Equity and Aggressive Growth Funds. Capital gain distributions (if any) will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to regulated investment companies.

Other
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount on a level yield basis, is accrued daily.

___________________________________________________________________
2. Investment management and services agreement

The Funds have entered into an agreement with IDS Life for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

         Fund                               Percentage Range
   ________________________________________________________________
         Capital Resource                    0.630% to 0.570%
         Special Income                      0.610% to 0.535%
         Managed                             0.630% to 0.550%
         Moneyshare                          0.510% to 0.440%
         International Equity                0.870% to 0.795%
         Aggressive Growth                   0.650% to 0.575%

IDS Life, in turn, pays to American Express Financial Corporation
(AEFC) a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for International Equity Fund and 0.25% for each remaining Fund. In addition to paying its own management fee, brokerage commissions, taxes and costs of certain legal services, each Fund will reimburse IDS Life an amount equal to the cost of certain expenses incurred and paid

PAGE 36
by IDS Life in connection with each Fund's operations. The Funds also pay custodian fees to American Express Trust Company, an affiliate of IDS Life. The reimbursement paid by Moneyshare Fund will be limited to 0.25% of the Fund's average daily net assets.

The Funds have also entered into an Administrative Services
Agreement with AEFC. Under this agreement, each Fund pays AEFC for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

         Fund                               Percentage Range

         Capital Resource                    0.050% to 0.030%
         Special Income                      0.050% to 0.025%
         Managed                             0.040% to 0.020%
         Moneyshare                          0.030% to 0.020%
         International Equity                0.060% to 0.035%
         Aggressive Growth                   0.060% to 0.035%

Prior to April 30, 1996, each Fund had a retirement plan for its independent board members. The plan was terminated April 30, 1996. The retirement plan expense for the year and the total liability for the plan are as follows:

               Fund             Liability                Expense

       Capital Resource         $68,788                  $32,166
       Special Income            33,310                    1,957
       Managed                   54,003                   29,799
       Moneyshare                 9,348                    1,561
       International Equity      26,377                   23,851
       Aggressive Growth         22,217                   16,598

The liability will be paid out at some future date.

___________________________________________________________________
3. Securities transactions

For the year ended Aug. 31, 1996, cost of purchases and proceeds from sales of securities aggregated, respectively, $1,792,551,302 and $1,730,455,563 for Moneyshare Fund. Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated for each Fund are as follows:

          Fund                Purchases              Proceeds

    Capital Resource         $5,216,876,015          5,213,727,372
    Special Income            1,168,682,060            996,875,478
    Managed                   2,953,933,344          2,626,069,127
    International Equity      1,128,945,972            909,271,649
    Aggressive Growth         2,737,102,117          2,657,743,146

Net realized gains and losses on investment sales are determined on an identified cost basis.

PAGE 37
Brokerage commissions paid to brokers affiliated with IDS Life for the year ended Aug. 31, 1996 are as follows:

                  Capital Resource                    $841,159
                  Managed                               76,269
                  Aggressive Growth                    245,269

___________________________________________________________________
4. Foreign currency contracts

The Funds also may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

At Aug. 31, 1996, Capital Resource Fund, Aggressive Growth Fund and International Equity Fund had entered into forward foreign currency exchange contracts that obligate the Funds to deliver currencies at a specified future date. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

Capital Resource Fund

                                Currency to               Currency to               Unrealized                Unrealized
Exchange date                   be delivered              be received             appreciation              depreciation

09-02-96                          4,033,800                   629,200                 $     --                  $     44
                               Norway Krona               U.S. Dollar

09-02-96                          8,077,600                 1,259,272                       --                       776
                               Norway Krona               U.S. Dollar

09-03-96                          3,389,826                26,208,782                       --                       175
                                U.S. Dollar          Hong Kong Dollar

09-04-96                          6,069,000                   945,555                       --                     1,165
                               Norway Krona               U.S. Dollar
                                                                                          _____                     _____
                                                                                      $     --                  $  2,160

PAGE 38
Aggressive Growth Fund


                                Currency to               Currency to               Unrealized                Unrealized
Exchange date                  be delivered               be received             appreciation              depreciation


09-03-96                          2,268,817                17,541,583                 $     --                  $    117
                                U.S. Dollar          Hong Kong Dollar

09-04-96                          1,095,988                 4,903,450                      233                        --
                                U.S. Dollar              Finnish Mark

09-10-96                            137,919                 4,236,876                    1,131                        --
                                U.S. Dollar            Belgian Francs

09-10-96                            541,826                16,480,174                       --                       960
                                U.S. Dollar            Belgian Francs

09-10-96                            207,881                 6,325,200                       --                       294
                                U.S. Dollar            Belgian Francs

09-30-96                          4,733,670                   936,470                    1,563                        --
                               French Franc               U.S. Dollar
                                                                                         ______                    ______
                                                                                      $   2,927                 $  1,371



International Equity Fund

                                Currency to               Currency to               Unrealized                Unrealized
Exchange date                  be delivered               be received             appreciation              depreciation


09-03-96                          1,865,288                 2,754,359                 $     --                  $  4,172
                                U.S. Dollar             Deutsche Mark

09-03-96                            274,833                   386,223                       --                       332
                                U.S. Dollar          Singapore Dollar

09-04-96                          1,307,011                   839,011                    3,272                        --
                                U.S. Dollar             British Pound

09-04-96                            212,252                   298,639                       --                        --
                                U.S. Dollar          Singapore Dollar

09-04-96                            197,152                   136,493                      389                        --
                         New Zealand Dollar               U.S. Dollar

09-05-96                          2,568,257                 4,008,793                       --                     2,055
                              British Pound               U.S. Dollar

09-05-96                        555,947,626                 4,438,774                       --                     6,495
                             Spanish Peseta               U.S. Dollar

09-05-96                           164,255                    113,303                       --                        90
                        New Zealand Dollar                U.S. Dollar

09-30-96                        41,289,818                  8,159,076                    4,270                        --
                              French Franc                U.S. Dollar

11-29-96                        62,185,880                 37,780,000                   51,344                        --
                             Dutch Guilder                U.S. Dollar

11-29-96                       272,177,550                 54,490,000                  533,730                        --
                              French Franc                U.S. Dollar

11-29-96                        54,337,606                 45,410,000                       --                   224,243
                               Swiss Franc                U.S. Dollar                 ________                  ________
                                                                                      $593,005                  $237,387


PAGE 39
___________________________________________________________________
5.  Lending of portfolio securities

Presented below is information regarding securities on loan at Aug.
31, 1996.




                                                      Capital        Special                    International      Aggressive
                                                     Resource         Income         Managed           Equity          Growth

Value of securities on loan to brokers            $35,458,995    $83,524,800     $85,649,095     $118,721,146      $3,000,000

Collateral received for securities loaned:
Cash                                              $31,413,722    $ 6,573,000     $ 7,274,500     $ 61,590,600      $3,200,000
U.S. Government Securities, at value                5,507,109     80,577,399      81,726,488       59,000,960              --

Total collateral received for securities
loaned                                            $36,920,831    $87,150,399     $89,000,988     $120,591,560      $3,200,000


Income from securities lending amounted to $672,786, $327,354, $217,534, $421,694 and $54,130 for Capital Resource, Special
Income, Managed, International Equity and Aggressive Growth, respectively, for the year ended Aug. 31, 1996.

The risks to each Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


6. Capital share transactions

Transactions in shares of each Fund for the years ended Aug. 31, 1996 and 1995 are as follows:

                                                                                                     Year ended Aug. 31, 1996

                                       Capital       Special                                   International       Aggressive
                                      Resource        Income        Managed      Moneyshare           Equity           Growth

Sold                                15,763,681     18,199,129    13,012,081     247,309,082       25,280,136       24,647,795
Issued for reinvested
 distributions                       2,332,581     11,583,367     6,196,744      12,659,993        4,329,590          675,192
Redeemed                            (4,539,063)   (11,162,609)   (6,655,268)   (198,785,551)      (3,581,859)      (2,123,509)

Net increase                        13,557,199     18,619,887    12,553,557      61,183,524       26,027,867       23,199,478



                                                                                                        Year ended Aug. 31, 1995


                                          Capital       Special                                     International     Aggressive
                                         Resource        Income          Managed     Moneyshare            Equity         Growth

Sold                                   18,048,365      7,654,880      19,490,950    113,435,448        29,602,833     32,035,435
Issued for reinvested                  17,356,230     11,415,969       5,727,716     10,162,908         1,338,365        638,223
  distributions
Redeemed                               (1,723,811)   (13,019,320)     (3,226,704)   (75,896,018)       (2,106,010)    (1,448,445)

Net increase                           33,680,784      6,051,529      21,991,962     47,702,338        28,835,188     31,225,213


7. Interest rate futures contracts

Upon entering into a futures contract, the Funds may be required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

At Aug. 31, 1996, investments in securities for Special Income Fund included securities valued at $4,184,620 that were pledged as collateral to cover initial margin deposits on 900 open sales contracts. The market value of the open contracts at Aug. 31, 1996 was $96,103,125 with a net unrealized gain of $1,622,906.


8. Options contracts written

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The number of contracts and premium amounts associated with option contracts written by Managed Fund during the year ended Aug. 31, 1996 is as follows:

                                            Calls
                             Contracts                 Premuim

Balance Aug. 31, 1995             --                 $      --
Opened                         7,100                   719,249
Closed or expired             (4,000)                 (264,991)
Exercised                       (800)                  (57,998)

Balance Aug. 31, 1996          2,300                 $ 396,260



9. Financial highlights

The tables below show certain important information for evaluating each Fund's results.

PAGE 41
Performance

Capital Resource Fund
Financial highlights

Fiscal year ended Aug. 31,

Per share income and capital changes*

                                                1996  1995    1994    1993    1992    1991   1990     1989    1988    1987
Net asset value, beginning
of year                                       $24.42  $23.43  $24.58  $23.90  $23.15  $17.54 $20.17   $15.06  $17.71  $15.97

Income from investment operations:
Net investment income                            .30     .29     .29     .23     .21     .40    .52      .39     .31     .52

Net gains (losses) on securities (both realized
and unrealized)                                 1.22    3.70    1.56    1.89    1.75    6.61  (2.06)    5.38   (2.54)   4.23

Total from investment operations                1.52    3.99    1.85    2.12    1.96    7.01  (1.54)    5.77   (2.23)   4.75

Less distributions:
Dividends from net investment income            (.29)   (.29)   (.29)   (.23)   (.21)   (.40)  (.52)    (.39)   (.31)   (.52)

Distributions from realized gains               (.07)  (2.71)  (2.71)  (1.21)  (1.00)  (1.00)  (.57)    (.27)   (.11)  (2.49)

Excess distributions from net
investment income                               (.01)     --      --      --      --      --     --       --      --      --

Total distributions                             (.37)  (3.00)  (3.00)  (1.44)  (1.21)  (1.40)  (1.09)   (.66)   (.42)  (3.01)

Net asset value, end of period                $25.57  $24.42  $23.43  $24.58  $23.90  $23.15  $17.54  $20.17  $15.06  $17.71


Ratios/supplemental data
                                                 1996   1995    1994    1993    1992    1991   1990     1989    1988    1987
Net assets, end of year
(in millions)                                  $4,372 $3,845  $2,899  $2,308  $1,681  $1,191 $  702   $  660  $  454  $  493

Ratio of expenses to average
daily net assets                                 .68%   .69%    .68%    .68%    .70%    .70%    .70%    .73%    .69%    .59%

Ratio of net income to average
daily net assets                                1.15%  1.22%   1.20%    .94%    .91%   1.94%   2.69%   2.22%   2.01%   2.94%

Portfolio turnover rate
(excluding short-term
securities)                                      131%    88%     85%     65%     63%     74%     82%     42%    111%    171%

Total return**                                  6.15% 17.18%   7.61%   8.87%   8.54%  40.68%  (7.79)% 38.72% (12.59)% 30.32%

Average brokerage commission rate***         $0.0565     --      --      --      --      --      --      --      --      --

  *For a share outstanding throughout the period.  Rounded to the nearest cent.
 **Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
***Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate.  The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.  See accompanying notes to financial statements.

PAGE 42

Special Income Fund
Financial highlights

Fiscal period ended Aug. 31,
Per share income and capital changes*

                                              1996    1995    1994    1993    1992    1991   1990     1989    1988    1987
Net asset value, beginning
of period                                    $11.58  $11.05  $12.08  $11.26  $10.72  $10.10 $11.11   $10.88  $11.09  $11.91
__________________________________________________________________________________________________________________________
Income (loss) from investment operations:
Net investment income                           .88     .88     .84     .85     .90     .97    .99     1.03    1.03    1.08
Net gains (losses) on securities (both
realized and unrealized)                       (.07)    .56    (.99)    .82     .54     .62  (1.01)     .23    (.21)   (.56)
___________________________________________________________________________________________________________________________
Total from investment operations                .81    1.44    (.15)   1.67    1.44    1.59   (.02)    1.26     .82     .52
___________________________________________________________________________________________________________________________
Less distributions:
Dividends from net investment income           (.85)   (.87)   (.85)   (.85)   (.90)   (.97)  (.99)   (1.03)  (1.03)  (1.08)
Distributions from realized gains                 -    (.02)   (.02)      -       -       -      -        -       -    (.26)
Excess distributions from net investment
income                                            -    (.02)   (.01)      -       -       -      -        -       -       -
___________________________________________________________________________________________________________________________
Total distributions                            (.85)   (.91)   (.88)   (.85)   (.90)   (.97)  (.99)   (1.03)  (1.03)  (1.34)
___________________________________________________________________________________________________________________________
Net asset value, end of period               $11.54  $11.58  $11.05  $12.08  $11.26  $10.72 $10.10   $11.11  $10.88  $11.09
___________________________________________________________________________________________________________________________

Ratios/supplemental data
                                               1996   1995    1994    1993    1992    1991   1990     1989    1988    1987
Net assets, end of period
(in millions)                                 $1,912 $1,703  $1,559  $1,551  $1,136  $  800 $  641   $  565  $  428  $  409
Ratio of expenses to
average daily net assets                        .68%   .68%    .67%    .69%    .71%    .70%   .71%     .73%    .69%    .58%
Ratio of net income to
average daily net assets                       7.47%  8.08%   7.20%   7.41%   8.22%   9.31%  9.42%    9.37%   9.45%   9.11%
Portfolio turnover rate
(excluding short-term
securities)                                      56%    56%     57%     77%     92%     97%   118%     132%    169%    101%
___________________________________________________________________________________________________________________________
Total return**                                 7.08% 13.75%  (1.30)% 15.47%  13.96%  16.54%  (.12)%  12.19%   7.76%   4.48%

Average brokerage commission rate***          $0.0546  --      --      --      --      --     --       --      --      --
___________________________________________________________________________________________________________________________
 *For a share outstanding throughout the period.  Rounded to the nearest cent.
**Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
***Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate.  The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.  See accompanying notes to financial statements.

PAGE 43

Moneyshare Fund
Financial highlights

Fiscal period ended Aug. 31,
Per share income and capital changes*

                                            1996    1995    1994    1993    1992    1991   1990     1989    1988    1987
Net asset value, beginning of
period                                     $1.00   $1.00   $1.00   $1.00   $1.00   $1.00  $1.00    $1.00   $1.00   $1.00
_________________________________________________________________________________________________________________________
Income from investment operations:
Net investment income                        .05     .05     .03     .03     .04     .07    .08      .09     .07     .06
_________________________________________________________________________________________________________________________
Less distributions:
Dividends from net investment
income                                      (.05)   (.05)   (.03)   (.03)   (.04)   (.07)  (.08)    (.09)   (.07)   (.06)
_________________________________________________________________________________________________________________________
Net asset value, end of period             $1.00   $1.00   $1.00   $1.00   $1.00   $1.00  $1.00    $1.00   $1.00   $1.00
_________________________________________________________________________________________________________________________

Ratios/supplemental data
                                           1996    1995    1994    1993    1992    1991   1990     1989    1988    1987
Net assets, end of period
(in millions)                             $ 288   $ 227   $ 179   $ 180   $ 246   $ 285  $ 274    $ 160   $ 102   $  67
_________________________________________________________________________________________________________________________
Ratio of expenses to average
daily net assets                            .56%    .59%    .57%    .60%    .60%    .57%   .62%     .54%    .58%    .54%
_________________________________________________________________________________________________________________________
Ratio of net income to average
daily net assets                           5.02%   5.23%   3.12%   2.67%   3.93%   6.55%  7.85%    8.68%   6.77%   5.87%
_________________________________________________________________________________________________________________________
Total return**                             5.16%   5.27%   3.15%   2.73%   3.98%   6.77%  8.18%    8.99%   7.01%   6.01%
_________________________________________________________________________________________________________________________
 *For a share outstanding throughout the period.  Rounded to the nearest cent.
**Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

PAGE 44

Managed Fund
Financial highlights

Fiscal period ended Aug. 31,
Per share income and capital changes*

                                               1996    1995    1994    1993    1992    1991   1990     1989    1988    1987
Net asset value, beginning of period          $14.85  $13.65  $14.32  $13.08  $12.59  $10.93 $12.08   $9.87   $11.34  $10.10

Income from investment operations:
Net investment income                            .46     .40     .47     .49     .56     .58    .65     .48      .42     .45

Net gain (losses) on securities (both
realized and unrealized)                        1.15    1.20    (.26)   1.60     .95    2.11   (.67)   2.25    (1.47)   1.45

Total from investment operations                1.61    1.60     .21    2.09    1.51    2.69   (.02)   2.73    (1.05)   1.90

Less distributions:
Dividends from net investment income            (.46)   (.40)   (.47)   (.49)   (.56)   (.58)  (.65)   (.48)    (.42)   (.45)

Distributions from net realized gains             --      --    (.41)   (.36)   (.46)   (.45)  (.48)   (.04)      --    (.21)

Total distributions                             (.46)   (.40)   (.88)   (.85)  (1.02)  (1.03) (1.13)   (.52)    (.42)   (.66)

Net asset value, end of period                $16.00  $14.85  $13.65  $14.32  $13.08  $12.59 $10.93   $12.08  $ 9.87  $11.34

Ratios/supplemental data
                                              1996    1995    1994    1993    1992    1991   1990     1989    1988    1987

Net assets, end of period (in millions)      $3,482   $3,044  $2,499  $1,858  $1,169  $  810 $  545   $  462  $  381  $  340

Ratio of expenses to average daily net
assets                                          .65%     .68%    .68%    .69%    .71%    .70%   .71%     .73%    .69%    .67%

Ratio of net income to average
daily net assets                               2.94%    2.96%   3.46%   3.70%   4.35%   4.86%  5.42%    5.06%   4.42%   4.10%

Portfolio turnover rate (excluding
short-term securities)                           85%      72%     79%     58%     50%     52%    37%      69%     62%     48%

Total return**                                10.95%   11.94%   1.51%  16.33%  12.14%  25.24%  (.23)%  28.47%  (9.06)% 19.13%

Average brokerage commission rate***        $0.0606       --      --      --      --      --     --       --      --      --

  *For a share outstanding throughout the period. Rounded to the nearest cent.
 **Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
***Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate.  The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.  See accompanying notes to financial statements.

PAGE 45

International Equity Fund
Financial highlights

Fiscal period ended Aug. 31,
Per share income and capital changes*

                                            1996        1995        1994        1993        1992**
Net asset value, beginning of period       $12.55      $12.91      $11.60      $10.01      $10.00
__________________________________________________________________________________________________
Income from investment operations:
Net investment income                         .20         .17         .14         .15         .05
Net gains (losses) on securities (both
realized and unrealized)                     1.01        (.37)       1.61        1.81         .01
__________________________________________________________________________________________________
Total from investment operations             1.21        (.20)       1.75        1.96         .06
__________________________________________________________________________________________________
Less distributions:
Dividends from net investment income         (.44)       (.16)       (.08)       (.15)       (.05)
Distributions from realized gains            (.02)         --        (.29)       (.22)         --
Excess distributions from realized gains       --          --        (.07)         --          --
__________________________________________________________________________________________________
Total distributions                          (.46)       (.16)       (.44)       (.37)       (.05)
__________________________________________________________________________________________________
Net asset value, end of period             $13.30      $12.55      $12.91      $11.60      $10.01
__________________________________________________________________________________________________

Ratios/supplemental data
                                           1996         1995        1994        1993        1992**
Net assets, end of period (in millions)   $1,874       $1,442      $1,111      $  291      $   39
__________________________________________________________________________________________________
Ratio of expenses to average
daily net assets                             .96%        1.03%        .98%       1.10%       1.57%***
Ratio of net income to average
daily net assets                            1.28%        1.56%       1.09%       1.37%       0.93%***
Portfolio turnover rate (excluding
short-term securities)                        58%          38%         51%         62%         22%
__________________________________________________________________________________________________
Total return#                               9.64%       (1.77%)     15.11%      19.76%       0.55%

Average brokerage commission rate##      $0.0186           --          --          --          --
__________________________________________________________________________________________________
  *For a share outstanding throughout the period.  Rounded to the nearest cent.
 **Commencement of operations.  Period from Jan. 13, 1992 to Aug. 31, 1992.
***Adjusted to an annual basis.
  #Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
## Beginning in Fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold. See accompanying notes to financial statements.

PAGE 46

Aggressive Growth Fund
Financial highlights

Fiscal period ended Aug. 31,
Per share income and capital changes*

                                            1996        1995        1994        1993        1992**
Net asset value, beginning of period       $14.44      $11.46      $11.68      $9.00       $10.00
_________________________________________________________________________________________________
Income (loss) from investment operations:
Net investment income                         .10         .08         .01         .02         .02
Net gains (losses) on securities (both
realized and unrealized)                     1.60        2.98        (.22)       2.68       (1.00)
_________________________________________________________________________________________________
Total from investment operations             1.70        3.06        (.21)       2.70        (.98)
_________________________________________________________________________________________________
Less distributions:
Dividends from net investment income         (.10)       (.08)       (.01)       (.02)       (.02)
_________________________________________________________________________________________________
Net asset value, end of period             $16.04      $14.44      $11.46      $11.68      $ 9.00
_________________________________________________________________________________________________

Ratios/supplemental data
                                              1996      1995        1994        1993        1992**

Net assets, end of period (in millions)     $1,941     $1,412      $  763      $  299      $   57
_________________________________________________________________________________________________
Ratio of expenses to average
daily net assets                               .69%       .70%        .69%        .75%        .98%***
Ratio of net income to average
daily net assets                               .65%       .72%        .14%        .28%        .21%***
Portfolio turnover rate (excluding
short-term securities)                         189%       116%         59%         55%         28%
_________________________________________________________________________________________________
Total return#                                11.82%     26.80%      (1.77)%     29.98%      (9.76)%

Average brokerage commission rate          $0.0531         --          --          --          --
_________________________________________________________________________________________________
  *For a share outstanding throughout the period.  Rounded to the nearest cent.
 **Commencement of operations.  Period from Jan. 13, 1992 to Aug. 31, 1992.
***Adjusted to an annual basis.
  #Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
## Beginning in Fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold. See accompanying notes to financial statements.

PAGE 47

Retirement Annuity Mutual Funds                   (Percentages represent value of
Aug. 31, 1996                           investments compared to total net assets)
Capital Resource Fund

Investments in securities of unaffiliated issuers
Common stocks (73.9%)
Issuer                                     Shares           Value(a)
__________________________________________________________________________________
Automotive & related (0.7%)
General Motors                            575,000     $   28,606,250
__________________________________________________________________________________
Banks and savings & loans (6.0%)
Associates First Capital Cl A             500,000         19,750,000
First Chicago                             700,000         29,837,500
Great Western Financial                 1,000,000         24,750,000
Mellon Bank                               500,000         27,687,500
Norwest                                   700,000         26,337,500
SouthTrust                              1,000,000         29,500,000
State Street Boston                     1,900,000        102,837,500

Total                                                    260,700,000
__________________________________________________________________________________
Building materials & construction (0.5%)
Weyerhaeuser                              500,000         22,312,500
__________________________________________________________________________________
Chemicals (0.8%)
Betz Laboratories                         230,100         11,303,662
Safety-Kleen                            1,250,000         21,562,500

Total                                                     32,866,162
__________________________________________________________________________________
Communications equipment & services (0.3%)
Brightpoint                               350,000(b)       7,656,250
Geotek Communication                      500,000(b)       4,562,500

Total                                                     12,218,750
__________________________________________________________________________________
Computers & office equipment (5.0%)
BISYS Group                               500,000(b)      17,937,500
Ceridian                                  500,000(b)      21,312,500
Checkfree                               1,600,000(b)      26,600,000
Cylink                                    501,000(b)       7,295,813
 Fiserv                                 1,150,000(b)      38,956,250
Hadco                                     187,500(b)       4,851,563
Infoseek                                  495,000(b)       3,155,625
Intuit                                    255,000(b)       9,307,500
Natl Processing                           300,000(b)       5,137,500
Netscape Communications                   125,000(b)       4,421,875
Network General                           600,000(b)      10,200,000
Open Market                               775,000(b)      10,850,000
Policy Mgmt Systems                       347,100(b)      12,235,275
Solectron                                 371,200(b)      13,873,600
Sterling Commerce                         500,000(b)      15,500,000
See accompanying notes to investments in securities
Wallace Computer Services                 700,000         18,987,500

Total                                                    220,622,501
__________________________________________________________________________________
Electronics (4.2%)
Microchip Technology                    1,350,000(b)      49,612,500
Molex                                     160,300          5,269,863
Natl Semiconductor                      1,600,000(b)      29,400,000
SCI Systems                               550,000(b)      24,543,750
Sensormatic Electronics                 3,200,000         58,800,000
Symbol Technologies                       400,000(b)      17,800,000

Total                                                    185,426,113
___________________________________________________________________________________
Financial services (0.8%)
AMRESCO                                   300,000          7,162,500
Insurance Auto Auctions                   145,000(b)       1,286,875
MGIC Investment                           400,000         25,350,000

Total                                                     33,799,375
__________________________________________________________________________________
Health care (8.9%)
Abbott Laboratories                     1,000,000         45,125,000

PAGE 48
ALZA                                    2,850,000(b)      78,018,750
Baxter Intl                               925,000         41,278,125
Diagnostic Products                       275,600         10,231,650
Forest Labs                             1,500,000(b)      61,687,500
Gilead Sciences                         1,100,000(b)      26,675,000
STERIS                                  1,100,000(b)      33,825,000
U.S. Surgical                           1,500,000         54,750,000
Watson Pharmaceuticals                  1,300,000(b)      37,700,000

Total                                                    389,291,025
__________________________________________________________________________________
Health care services (3.2%)
Gulf South Medical Supply                 285,000(b)       6,198,750
 Humana                                 1,600,000(b)      30,000,000
Tenet Healthcare                        1,600,000(b)      33,600,000
United Healthcare                       1,825,000         70,490,625

Total                                                    140,289,375
__________________________________________________________________________________
Household products (0.4%)
Rubbermaid                                700,000         18,550,000
__________________________________________________________________________________
Industrial equipment & services (4.7%)
AGCO                                    1,000,000         23,625,000
Barnett                                   350,000(b)       8,487,500
Fisher Scientific Intl                    561,800         22,331,550
General Signal                          2,000,000         80,250,000
Greenfield Inds                           500,000         14,500,000
Illinois Tool Works                       500,000         34,562,500
Superior Services                         350,000(b)       5,687,500
USA Waste Services                        500,000(b)      13,750,000

Total                                                    203,194,050
__________________________________________________________________________________
Insurance (1.1%)
ACE                                       675,000         31,471,875
Everest Reinsurance Holdings              300,000          7,312,500
Reliance Group Holdings                   500,000          3,937,500
Terra Nova Holdings                       300,000          5,475,000

Total                                                     48,196,875
__________________________________________________________________________________
Leisure time & entertainment (2.8%)
Carnival Cl A                           1,525,000         43,081,250
Gaylord Entertainment Cl A                850,000         20,825,000
GTECH Holdings                          1,125,000(b)      31,218,750
Harrah's Entertainment                  1,000,000(b)      19,000,000
WMS Inds                                  400,000(b)       9,250,000

Total                                                    123,375,000
__________________________________________________________________________________
Media (4.4%)
Deluxe                                    500,000         19,125,000
Digital Generation Systems                460,000(b)       3,737,500
Marvel Entertainment Group                438,400(b)       3,781,200
Reed Intl                                 600,000(f)      21,750,000
Time Warner                             4,300,000        143,512,500

Total                                                    191,906,200
__________________________________________________________________________________
Metals (0.2%)
 Stillwater Mining                        470,000(b)       9,635,000
__________________________________________________________________________________
Multi-industry conglomerates (2.7%)
Data Processing Resources                 350,000(b)       6,475,000
Emerson Electric                          500,000         41,875,000
Westinghouse Electric                   4,300,000         70,412,500

Total                                                    118,762,500
__________________________________________________________________________________
Paper & packaging (5.7%)
Champion Intl                           1,110,000         47,730,000
Crown Cork & Seal                         800,000         37,400,000
Fort Howard                               650,000(b)      15,356,250
Intl Paper                                600,000         24,000,000
James River                               700,000         18,200,000
Kimberly-Clark                            620,000         48,592,500
Stone Container                         4,000,000         55,500,000

PAGE 49
Total                                                    246,778,750
__________________________________________________________________________________
Restaurants & lodging (0.5%)
Brinker Intl                            1,500,000(b)      22,500,000
__________________________________________________________________________________
Retail (4.0%)
Arbor Drugs                               730,000         15,147,500
Federated Department Stores             1,000,000(b)      34,625,000
Food Lion Cl A                          3,500,000         30,187,500
General Nutrition                       1,000,000(b)      14,750,000
Home Shopping Network                   2,352,000(b)      25,284,000
K mart                                  4,200,000         42,000,000
Walgreen                                  420,000         13,860,000

Total                                                    175,854,000
__________________________________________________________________________________
Textiles & apparel (0.4%)
Payless ShoeSource                        500,000(b)      17,562,500
__________________________________________________________________________________
Utilities -- telephone (0.2%)
Nextel Communcations                      627,900(b)      10,281,862
__________________________________________________________________________________
Foreign (12.1%) (h)
Amway Asia Pacific                      1,500,000         45,937,500
Amway Japan ADR                           488,047(f)       9,943,958
BAT Inds ADR                              950,000(f)      12,587,500
CPT Telefonica del Peru-B               1,000,000         23,375,000
Daimler-Benz Aktieng                      500,000(b)      27,250,000
Elsag Bailey Process Auto               1,100,000(b)      26,537,500
Grupo Casa Autrey ADR                   1,000,000         23,750,000
Grupo Televisa                            600,000(b)      18,225,000
Hafslund Nycomed                          450,000          2,842,965
Mid Ocean                                 450,000         18,618,750
Moore                                     704,200         12,323,500
News Corp ADR                           1,200,000         25,500,000
Reuters Holdings ADR                      500,000(f)      34,937,500
Sandoz                                     29,000         34,507,124
Schibsted Group                           740,000(e)      10,735,428
SGS - Thomson Microelectronics          1,600,000(b)      65,400,000
SmithKline Beecham ADR                    500,000         29,125,000
Sony ADR                                  800,000         50,600,000
Swire Pacific Cl A                      2,254,000         20,041,709
Tamro                                   1,400,000          9,170,476
Volkswagen                                 80,000         29,730,734

Total                                                    531,139,644
__________________________________________________________________________________
Total common stocks
(Cost: $2,971,009,560)                                $3,043,868,432
__________________________________________________________________________________
Bonds (3.0%)
Issuer                                  Principal           Value(a)
                                           amount
__________________________________________________________________________________
Computers & office equipment (1.2%)
Apple Computer
  6% Cv 2001                        50,000,000(e)        $51,875,000
__________________________________________________________________________________
Electronics (0.6%)
SCI Systems
  5% Cv 2006                        25,000,000(e,i)       28,250,000
__________________________________________________________________________________
Retail (0.1%)
Home Shopping                        4,000,000(e)          4,200,000
  5.875% Cv 2006
__________________________________________________________________________________
Foreign (1.1%) (h)
Cemex(U.S. Dollar)
  4.25% Cv 1997                     25,000,000(e)         23,750,000
Rogers Communication(U.S. Dollar)
Zero Coupon Cv with attached put
  5.50% 2013                        65,000,000(g)         23,806,250

Total                                                     47,556,250
__________________________________________________________________________________
Total bonds
(Cost: $128,212,712)                                    $131,881,250
__________________________________________________________________________________

PAGE 50
Preferred stocks & other (1.0%)
Issuer                                     Shares           Value(a)
__________________________________________________________________________________
AJL Peps Trust
  $7.50 Cv                           1,040,000(h)        $19,630,000
Browning Ferris Inds
  $7.25 Cv                             826,600(b)         24,384,700
Viacom
  Warrants                             350,000                87,500
__________________________________________________________________________________
Total preferred stocks & other
(Cost: $48,521,544)                                      $44,102,200
__________________________________________________________________________________

Short-term securities (9.5%)
Issuer                                        Annualized              Amount            Value(a)
                                                yield on          payable at
                                                 date of            maturity
                                                purchase
_____________________________________________________________________________________________________
U.S. government agency (--%)
Federal Home Loan Mtge Corp Disc Nt
  09-09-96                                          5.23%        $   400,000      $      399,478
_____________________________________________________________________________________________________
Commercial paper (9.5%)
ABN AMRO North American Finance
  10-11-96                                          5.52          15,000,000          14,903,545
American General Finance
  09-17-96                                          5.41           5,900,000           5,884,355
  10-07-96                                          5.36          10,000,000           9,941,485
Ameritech
  09-17-96                                          5.43           4,400,000(c)        4,387,562
AVCO Financial Services
  10-17-96                                          5.50           7,200,000           7,147,880
  10-31-96                                          5.50           6,000,000           5,942,250
  11-15-96                                          5.37           5,000,000           4,940,417
Beneficial
  09-16-96                                          7.21          10,000,000           9,968,092
CAFCO
  09-11-96                                          5.44           3,500,000           3,493,221
Cargill
  09-23-96                                          5.47          11,500,000          11,457,150
  10-01-96                                          5.36          12,300,000          12,243,652
  10-23-96                                          5.50           5,000,000(c)        4,959,213
Chevron
  09-16-96                                          5.45           5,000,000(c)        4,986,705
Ciesco LP
  09-13-96                                          5.45           8,800,000           8,780,444
  10-01-96                                          5.43           9,800,000           9,750,255
  10-01-96                                          5.46           4,400,000           4,377,665
CPC Intl
  09-20-96                                          5.40           5,900,000(c)        5,882,431
  09-24-96                                          5.37           8,000,000(c)        7,969,523
  09-26-96                                          5.45           5,000,000(c)        4,979,147
  10-22-96                                          5.49           4,600,000(c)        4,563,049
Dean Witter
  09-04-96                                          5.32           3,800,000           3,797,766
Deutsche Financial
  10-16-96                                          5.32          18,400,000          18,271,578
Fleet Funding
  09-13-96                                          5.34           5,400,000(c)        5,389,645
Gannett
  10-15-96                                          5.52           9,600,000(c)        9,531,578
Goldman Sachs
   09-09-96                                         5.50           1,600,000           1,597,524
  09-10-96                                          5.47          10,000,000           9,983,209

Household Finance
  09-19-96                                          5.44          10,000,000           9,967,465
Krediet Bank North America Finance
  10-29-96                                          5.50           4,500,000           4,458,761
MetLife Funding
  09-09-96                                          5.37           3,600,000           3,595,194
  09-23-96                                          5.33           3,500,000           3,488,149

PAGE 51
Mobil Australia Finance
  09-18-96                                          5.45           9,000,000(c)        8,973,821
  09-18-96                                          5.48           8,000,000(c)        7,976,730
  10-02-96                                          5.49           8,000,000(c)        7,959,948
  10-09-96                                          5.37           2,700,000(c)        2,683,734
Morgan Stanley
   09-05-96                                         5.37           4,800,000           4,796,440
Natl Australia Funding
  10-02-96                                          5.43           8,000,000           7,959,948
  10-21-96                                          5.32           5,900,000           5,853,433
Northern States Power
  10-07-96                                          5.37           6,500,000           6,462,645
Penney (JC) Funding
  09-17-96                                          5.43           8,500,000           8,477,107
Pitney Bowes
  10-08-96                                          5.52           9,200,000           9,145,501
  10-09-96                                          5.49           4,700,000           4,658,145
  10-17-96                                          5.51           6,040,000           5,996,277
  12-06-96                                          5.53           6,100,000           6,007,673
Reed Elsevier
  10-10-96                                          5.32           7,500,000(c)        7,456,000
SAFECO
  09-20-96                                          5.40           3,500,000           3,489,578
  09-23-96                                          5.40           6,000,000           5,977,771
  09-25-96                                          5.41           8,000,000           7,967,513
  10-02-96                                          5.44           1,900,000           1,890,223
Sandoz
  09-11-96                                          5.41           2,600,000(c)        2,595,198
Siemens
  09-12-96                                          5.31          10,800,000          10,780,956
Southwest Bell Capital
  09-10-96                                          5.37           9,500,000           9,485,908
  10-25-96                                          5.48           8,300,000(c)        8,228,665
Toyota Motor
  10-04-96                                          5.32          11,000,000          10,945,147
Transamerica Financial
  09-23-96                                          5.40           5,000,000           4,981,476
USAA Capital
  09-19-96                                          5.41           7,700,000           7,675,036
U S WEST Communications
  09-03-96                                          5.37           1,500,000           1,499,331
  09-17-96                                          5.44           4,400,000           4,386,645
  09-18-96                                          5.43           6,600,000           6,578,873
  09-23-96                                          5.41           7,200,000           7,172,042
   09-24-96                                         5.40           4,300,000           4,284,635
  10-24-96                                          5.49           6,500,000           6,446,038

Total                                                                                415,431,347
______________________________________________________________________________________________________
Total short-term securities
(Cost: $415,937,255)                                                              $  415,830,825
______________________________________________________________________________________________________
Total investments in securities of unaffiliated issuers
(Cost: $3,563,681,071)                                                            $3,635,682,707
____________________________________________________________________________________________________

Investments in securities of affiliated issuers (d)

Common stocks (17.7%)
Issuer                                     Shares           Value(a)
__________________________________________________________________________________
Apple Computer                         10,750,000     $  260,687,500
Arbour Health Care                        400,000(b)       8,600,000
Coram  Healthcare                       4,036,400(b)      15,641,050
Fulcrum                                   775,000(b,h)     9,493,750
Giddings & Lewis                        2,100,000         27,300,000
Highlands Insurance Group                 600,000(b)      11,400,000
New England Business Services             899,900         13,948,450
Novell                                 17,750,000(b)     185,265,625
Owens & Minor                           3,000,000         31,500,000
PacifiCare Health Systems Cl B            942,500(b)      75,871,250
Primadonna Resorts                      1,600,000(b)      32,400,000
Quality Food Centers                      920,000(b)      28,750,000
Secure Computing                          558,000(b)       7,393,500
Station Casinos                         1,800,000(b)      20,925,000
Tootsie Roll Inds                       1,194,200         42,244,825

PAGE 52
_____________________________________________________________________________________________________
Total investments in securities of affiliated issuers
(Cost: $989,937,358)                                  $  771,420,950
_____________________________________________________________________________________________________
Total investments in securities
(Cost: $4,553,618,429)(j)                             $4,407,103,657
_____________________________________________________________________________________________________
Notes to investments in securities

(a)Securities are valued by procedures described in Note 1 to the financial statements.
(b)Non-income producing.
(c)Commercial paper sold within terms of a private placement memorandum, exempt from registration under
Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other
"accredited investors." This security has been determined to be liquid under guidelines established by the board.
(d)Investments representing 5% or more of the outstanding voting securities of the issuer.  Transactions with companies that are or were affiliates during the year ended Aug. 31, 1996 are as follows:

                                Beginning       Purchase         Sales            Ending      Dividend
Affiliates                           cost           cost          cost              cost        income
__________________________________________________________________________________________________________
Apple Computer*              $ 91,139,645   $259,980,045  $         --    $  351,119,690    $  501,000
Arbour Health Care*                    --     10,510,400            --        10,510,400            --
Bolle America*                  2,824,375        698,730     3,523,105                --            --
Career Horizons*                9,467,323             --     9,467,323                --            --
CIBER*                          2,828,450      2,171,250     4,999,700                --            --
Community Pysch Centers*       33,918,844     18,155,811    52,074,655                --            --
Coram Healthcare*              52,219,037        837,481            --        53,056,518            --
DAKA Intl*                      6,397,825             --     6,397,825                --            --
Envoy*                          4,268,172      2,836,950     7,105,122                --            --
FPA Medical Mgmt*               3,933,025      1,350,000     5,283,025                --            --
Fulcrum*                          780,070     13,673,745     2,104,308        12,349,507            --
Giddings & Lewis*              22,096,410     13,685,570            --        35,781,980       115,800
Grupo & Casa Autrey ADR*       17,078,410      7,527,859    10,037,950        14,568,319       155,700
HCC Insurance*                 10,264,148             --    10,264,148                --            --
Health Mgmt*                    9,692,225             --     9,692,225                --            --
Highlands Insurance*                   --     11,771,851            --        11,771,851            --
Ins Auto*                      23,503,773        310,000    21,874,213         1,939,560            --
NBTY*                          14,207,505             --    14,207,505                --            --
New England Bus Service*               --     16,439,262            --        16,439,262       329,980
Norton McNaughton*             13,604,115      1,411,400    15,015,515                --            --
Novell*                        73,399,475    198,023,536            --       271,423,011            --
Owens & Minor*                 26,235,901     10,753,790            --        36,989,691        46,125
Pacificare*                            --     69,745,990            --        69,745,990            --
PMT Services*                   4,691,250             --     4,691,250                --            --
Primadonna*                    19,977,242     16,435,403     7,383,110        29,029,535            --
Quality Food Centers*          17,947,178      5,986,850     4,772,500        19,161,528            --
Quality Systems*                       --      6,188,620     6,188,620                --            --
Regency Health Services*       13,455,442      3,685,859    17,141,301                --            --
Renaissance Solutions*          4,869,644             --     4,869,644                --            --
Rogers Comm B*                 22,102,065     21,503,369    43,605,434                --            --
Romac*                          1,010,305      4,781,259     5,791,564                --            --
Secure Computing*                      --     24,235,270     7,784,522        16,450,748            --
Simware*                               --      5,078,150     5,078,150                --            --
 Spiegal Cl A*                 10,264,425      5,537,850    15,802,275                --        63,750
Station Casinos*                4,816,252     20,021,628            --        24,837,880            --
SysteMed*                       8,779,150      3,424,450    12,203,600                --            --
Tootsie Roll*                  17,835,470     13,434,300            --        31,269,770        80,903
Ventritex*                     17,386,524             --    17,386,524                --            --
__________________________________________________________________________________________________________
Total                        $560,993,675   $770,196,678  $324,745,113    $1,006,445,240    $1,293,258
_________________________________________________________________________________________________________

(e)Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of
1933, as amended.  This security has been determined to be liquid under guidelines established by the board.
(f)Security is partially or fully on loan.  See Note 5 to the financial statements.
(g)  For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(h)Foreign security values are stated in U.S. dollars.  For debt securities, principal amounts are denominated in the currency indicated.

PAGE 53
(i)Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements).
Information concerning such security holdings at Aug. 31, 1996 is as follows:

  Security                                           Acquisition             Purchase
                                                            date                 cost
________________________________________________________________________________________________________________
SCI Systems                                             04-17-96          $25,000,000

(j)At Aug. 31, 1996, the cost of securities for federal income tax purposes was $4,557,563,684 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . .$251,736,133
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . .. (402,196,160)
________________________________________________________________________________________________________________
Net unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . $(150,460,027)
________________________________________________________________________________________________________________

PAGE 54

Retirement Annuity Mutual Funds                                         (Percentages represent value of
Aug. 31, 1996                                                  investments compared to total net assets)
Special Income Fund

Bonds (91.1%)
Issuer                                    Coupon          Maturity        Principal          Value(a)
                                            rate              year           amount
________________________________________________________________________________________________________
U.S. government obligations (13.1%)
Resolution Funding Corp                   8.125%             2019        $ 48,059,000     $ 51,548,564
U.S. Treasury                             5.875              2005          50,000,000(h)    46,449,000
                                          6.375              2002          10,900,000       10,691,374
                                           7.00              2006          30,000,000(h)    30,123,300
                                           7.25              2016          12,700,000(i)    12,684,760
                                           7.50              2016          40,000,000       40,959,600
                                          7.875              2021          12,000,000       12,809,280
                                          8.125              2019          42,200,000(i)    46,146,122

Total                                                                                      251,412,000
________________________________________________________________________________________________________
Mortgage backed securities (19.2%)
Federal Home Loan Mtge Corp               8.00               2024           8,862,342        8,876,698
                                          9.00               2007-25       14,153,924       14,560,733
  Collateralized Mtge Obligation          7.00               2022          23,395,000       21,850,744
                                          8.50               2022          10,000,000       10,428,000
    Inverse Floater                       4.17               2024          16,150,000(g)     8,970,679
                                          4.26               2023           6,101,857(g)     2,871,351
Federal Natl Mtge Assn                    6.00               2024-26       29,102,108       26,103,947
                                          6.50               2010-25      102,920,899       95,216,704
                                          7.00               2025           7,668,812        7,302,166
                                          7.50               2025          52,541,380       51,359,199
                                          8.00               2021-22        5,920,835        5,922,671
                                          8.50               2007-23       21,423,448       21,991,649
                                          9.00               2005-24       33,268,005       34,567,454
   Collateralized Mtge Obligation
     Inverse Floater                      4.23               2024          13,627,812(g)    5,767,563
                                          5.69               2023           7,244,751(g)    4,700,336
Government Natl Mtge Assn                 6.00               2023-24       41,198,933      36,782,820
   Adjustable Rate Mortgage               7.00               2024           7,812,375(j)    7,900,264
Structured Asset Securities Corp
   Collateralized Mtge Obligation         6.76               2028           2,500,000       2,427,734

Total                                                                                     367,600,712
_________________________________________________________________________________________________________
See accompanying notes to investments in securities.
_________________________________________________________________________________________________________
Aerospace & defense (0.7%)
Airplanes Cl D                          10.875               2019           2,750,000       2,921,875
Alliant Techsystems
  Sr Sub Nts                             11.75               2003           3,000,000(d)    3,270,000
BE Aerospace                             9.875               2006           5,000,000(d)    5,006,250
K&F Inds                                10.375               2004           1,600,000(d)    1,620,000

Total                                                                                      12,818,125
_________________________________________________________________________________________________________
Airlines (0.3%)
AMR                                      9.50                2001           4,500,000       4,862,610

_________________________________________________________________________________________________________
Automotive & related (2.0%)
Ford Motor Credit                        7.50                2003           5,000,000       5,059,600
GMAC                                     7.85                1997          20,000,000      20,310,800
  Medium-term Nts                        5.95                1998          10,000,000       9,838,800
Mascotech
   Cv                                    4.50                2003           3,500,000       2,703,750

Total                                                                                      37,912,950
__________________________________________________________________________________________________________
Banks and savings & loans (1.0%)
BankAmerica                              7.50                2002           7,500,000       7,575,675
Fleet/Norstar Financial                  9.00                2001           5,000,000       5,363,600
                                         9.90                2001           5,000,000       5,515,400

Total                                                                                      18,454,675
___________________________________________________________________________________________________________

PAGE 55
Building materials & construction (0.8%)
AAF McQuay
  Sr Nts                                8.875                2003          10,000,000       9,700,000
Masco                                    9.00                2001           5,000,000       5,371,500

Total                                                                                      15,071,500
___________________________________________________________________________________________________________
Chemicals (0.4%)
G-I Holdings
  Sub Nts                               10.00                2006           1,733,000(d)    1,687,509
  Zero Coupon                           11.37                1998           1,820,000(d,l)  1,531,075
General Chemical                         9.25                2003           5,000,000       4,956,250

Total                                                                                       8,174,834
_________________________________________________________________________________________________________
Communications equipment & services (1.3%)
American Communication Services
  Zero Coupon                           14.64                2000           3,000,000(d,m)  1,650,000
Celcaribe
   Zero Coupon Cv                       10.31                1998           1,450,000(d,m)  1,573,250
  Zero Coupon Cv                        14.66                1998           1,700,000(d,m)  1,394,000
CenCall Communications
  Zero Coupon Cv                        10.00                1999           4,000,000(m)    2,400,000
Comcast Cellular
  Zero Coupon with attached put          9.53                1995           4,475,000(l)    3,121,313
GST Telecommunications
  Zero Coupon                            7.45                2000           1,745,000(d,m)  1,465,800
Intl Cabletel
  Zero Coupon                           12.04                2001           5,000,000(d,m)  2,937,500
Ionica                                  13.50                2006           6,435,000(d)    6,410,869
Shared Technologies
  Zero Coupon                           12.25                1999           4,000,000(d,m)  3,065,000

Total                                                                                      24,017,732
_________________________________________________________________________________________________________
Computers & office equipment (0.3%)
Softkey Intl
  Cv                                     5.50                2000           5,000,000(d)    4,025,000
Solectron                                6.00                2006           2,000,000(d)    1,835,000

Total                                                                                       5,860,000
_________________________________________________________________________________________________________
Electronics (0.2%)
Thomas & Betts                          6.50                 2006           4,500,000(d)    4,146,615
_________________________________________________________________________________________________________
Energy (2.3%)
Honam Oil                              7.125                 2005           9,000,000(d)    8,535,060
Occidental Petroleum
  Medium-term Nts                      10.98                 2000           5,000,000       5,607,050
  with attached put                     9.25                 2019           8,725,000       9,881,063
Oryx Energy                            10.00                 2001           5,000,000       5,372,300
PDV America                            7.875                 2003           7,500,000       7,153,050
Triton Energy
  Zero Coupon                           9.75                 1996           5,000,000(m)    4,925,000
UNC
  Sr Sub Nts                           11.00                 2006           3,000,000(d)    3,120,000

Total                                                                                      44,593,523
_________________________________________________________________________________________________________

Financial services (1.8%)
Developers Div Realty                    7.00                1999           1,500,000       1,531,875
First Union REIT
  Sub Nts                               8.875                2003           4,000,000       3,700,000
GPA Delaware                             8.75                1998           1,500,000       1,500,000
Household Finance
  Sr Sub Nts                             9.55                2000           6,500,000       6,985,615
Malan Realty REIT
  Cv                                     9.50                2004           2,300,000(d)    2,133,250
Olympic Financial                       13.00                2000           6,500,000       7,085,000
 Salomon Brothers Holdings
  Medium-term Nts                        6.99                1999           5,000,000       4,969,600
Standard Credit Card                    8.625                2002           6,590,000       6,645,158

Total                                                                                      34,550,498
__________________________________________________________________________________________________________
Food (0.2%)
Specialty Foods                         11.25                2003           4,000,000(d,l)  3,355,000
  Zero Coupon                           13.00                1999           1,000,000(d,m)    416,250

PAGE 56
Total                                                                                       3,771,250
_________________________________________________________________________________________________________
Furniture & appliances (0.3%)
Interface                                9.50                2005           5,000,000(d)    4,818,750

_________________________________________________________________________________________________________

Health care (0.6%)
Dade Intl
  Sr Sub Nts                           11.125                2006           3,000,000(e)    3,157,500
Eli Lilly                                6.77                2036          10,000,000       8,786,600

Total                                                                                      11,944,100
_________________________________________________________________________________________________________

Health care services (1.8%)
Columbia/HCA Healthcare                  7.69                2025           6,500,000       6,301,620
Foundation Health                        7.75                2003           3,250,000       3,267,940
Healthsource
  Cv                                     5.00                2003           3,000,000(e)    2,291,250
Magellan Health
  Sr Sub Nts                            11.25                2004           5,000,000(d)    5,356,250
Merit Behavioral                        11.50                2005           2,000,000(d)    2,097,500
Owens & Minor
  Sr Sub Nts                           10.875                2006           2,000,000       2,072,500
Tenet Healthcare
  Sr Sub Nts                           10.125                2005          11,800,000      12,699,750

Total                                                                                      34,086,810
_________________________________________________________________________________________________________
Household products (0.2%)
Revlon Consumer Products                9.375                2001           2,500,000       2,525,000
Sweetheart Cup
  Sr Sub Nts                            9.625                2000           2,000,000       2,022,500

Total                                                                                       4,547,500
_________________________________________________________________________________________________________
Industrial equipment & services (1.1%)
ADT Operations                           9.25                2003           3,500,000       3,675,000
AGCO                                     8.50                2006           2,800,000(d)    2,789,500
 Case                                    7.25                2005           5,475,000       5,317,648
Clark Equipment                          9.75                2001           5,000,000       5,417,100
IDEX                                     9.75                2002           3,000,000       3,153,750

Total                                                                                      20,352,998
_________________________________________________________________________________________________________
Industrial transportation (0.3%)
CSX
  Medium-term Nts                        9.23                1998           5,000,000       5,175,250
_________________________________________________________________________________________________________
Insurance (1.0%)
Americo Life                             9.25                2005           4,500,000       4,291,875
Nationwide CSN Trust                    9.875                2025           6,500,000(d)    6,939,270
Nationwide Mutual                        7.50                2024           4,000,000(d)    3,523,680
New England Mutual
  Credit Sensitive Nts                  7.875                2024           5,000,000(d)    4,704,400

Total                                                                                      19,459,225
_________________________________________________________________________________________________________
Leisure time & entertainment (1.4%)
AMF Group
  Zero Coupon                           12.25                2001           5,500,000(d,m)  3,210,625
Bally's Park Place Funding
  1st Mtge                               9.25                2004           6,500,000       6,865,625
Coast Hotels                            13.00                2002           1,600,000(d)    1,712,000
Plitt Theatres                         10.875                2004           5,000,000       5,118,750
Trump Atlantic City Funding             11.25                2006           7,500,000       7,200,000
Trump Holdings
  Sr Nts                                15.50                2005           2,500,000       2,878,125

Total                                                                                      26,985,125
_________________________________________________________________________________________________________
Media (5.3%)
Ackerley Communications
  Sr Secured Nts                        10.75                2003           2,500,000(d)    2,637,500
American Telecasting
  Zero Coupon                           11.75                2000           4,000,000(e,m)  2,430,000
Cablevision Systems                     10.50                2016           5,000,000       4,925,000
                                        10.75                2004           2,000,000       2,050,000

PAGE 57
Continental Cablevision
  Sr Sub Deb                            8.875                2005           5,000,000       5,343,750
Cox Communications                      7.625                2025          10,000,000       9,460,700
Echostar Satellite Broadcasting
  Zero Coupon Cv                       13.125                2000           8,300,000(d,m)  5,125,250
Heritage Media Services                  8.75                2006           2,000,000       1,885,000
News America Holdings                   8.875                2023           2,500,000       2,563,000
                                       10.125                2012          10,000,000      11,016,400
                                        12.00                2001           5,000,000       5,357,800
 Outdoor Systems
  Sr Sub Nts                            11.41                2008           4,666,667       4,666,667
People's Choice TV
  Zero Coupon                           11.60                2000           5,000,000(m)    2,875,000
Scandinavian Broadcasting
  Cv Sub Deb                             7.25                2005           4,670,000       4,611,625
Time Warner Entertainment                6.21                2000           2,500,000       2,506,250
                                        7.975                2004           1,500,000       1,478,745
                                         8.11                2006           3,000,000       2,947,770
                                         8.18                2007           3,000,000       2,948,910
                                        8.375                2033           7,500,000(d)    7,128,150
                                         9.15                2023          10,000,000      10,179,300
United Artist Theatre                    9.30                2015           4,958,824(d)    4,524,927
ViaCom                                   7.00                2003           2,500,000       2,295,125
                                         8.00                2006           3,000,000       2,760,000

Total                                                                                     101,716,869
_________________________________________________________________________________________________________
Metals (0.8%)
Bar Technologies
   Units                                13.50                2001           4,500,000(d)    4,387,500
Magma Copper                            12.00                2001           5,000,000       5,456,250
Santa Fe Gold                           8.375                2005           5,000,000       4,868,750

Total                                                                                      14,712,500
_________________________________________________________________________________________________________
Multi-industry conglomerates (0.5%)
Mark IV Inds                             8.75                2003           3,500,000       3,513,125
Prime Succession Acquisition            10.75                2004           2,125,000(d)    2,188,750
Talley Inds
  Zero Coupon                           12.25                1998           1,503,000(m)    1,234,339
Talley Mfg & Technology
   Sr Nts                               10.75                2003           2,500,000       2,606,250

Total                                                                                       9,542,464
________________________________________________________________________________________________________
Natural gas (0.9%)
Tenneco Credit                          9.625                2001          10,000,000      10,893,700
Transco Energy                          9.875                2020           6,000,000       6,878,460

Total                                                                                      17,772,160
__________________________________________________________________________________________________________
Paper & packaging (2.7%)
APP Intl Finance                        11.75                2005           7,000,000       7,122,500
Chesapeake                              9.875                2003           5,000,000       5,576,100
Crown Cork & Seal                        8.00                2023           5,000,000       4,757,350
Federal Paperboard                      10.00                2011           6,000,000       7,149,840
Gaylord                                 12.75                1996           5,500,000       5,898,750
Grupo Industrial Durango               12.625                2003           4,000,000(h)    4,210,000
Plastic Container
    Sr Secured Nts                      10.75                2001           2,000,000       2,052,500
Pope & Talbot                           8.375                2013           4,000,000       3,597,840
Scotia Pacific Holding                   7.95                2015           6,547,986       6,425,015
Silgan
  Sr Sub Nts                            11.75                2002           2,000,000       2,092,500
                                        13.25                2002             665,000         675,806
Stone Container
   Sr Nts                              12.625                1998            1,500,000      1,586,250

Total                                                                                      51,144,451
_________________________________________________________________________________________________________
Restaurants & lodging (0.6%)
Flagstar                                10.75                2001           8,750,000       7,743,750
                                       10.875                2002           1,250,000(h)    1,100,000
Hammons (John Q) Hotel
   1st Mtge                             8.875                2004           3,400,000       3,204,500

Total                                                                                      12,048,250
_________________________________________________________________________________________________________
Retail (3.0%)
American Stores                          8.00                2026          10,000,000       9,776,400

PAGE 58
Dairy Mart Convenience Stores
   Sr Sub Nts                           10.25                2004           1,500,000       1,413,750
Dayton Hudson                            8.50                2022           3,000,000       2,907,690
Eye Care Center                         12.00                2003           3,000,000       3,195,000
Jitney-Jungle Stores
  Sr Nts                                12.00                2006           2,000,000       2,102,500
Kroger                                   8.15                2006           3,000,000       3,037,500
                                         9.25                2005           3,000,000       3,150,000
Musicland Stores                         9.00                2003           6,500,000       3,737,500
Pathmark Stores                         9.625                2003           5,000,000       4,725,000
Penn Traffic
  Sr Nts                                8.625                2003           3,500,000       2,905,000
Revco                                   9.125                2000           2,000,000       2,098,340
Stop & Shop                              9.75                2002           3,000,000       3,288,750
Wal-Mart                                 7.00                2006          15,000,000(d)   14,743,050

Total                                                                                      57,080,480
_________________________________________________________________________________________________________
Textiles & apparel (0.6%)
J.P. Stevens                             9.00                2017           2,500,000       2,406,250
Polysindo Intl Finance                 11.375                2006           2,300,000       2,323,000
VF                                       9.50                2001           5,000,000       5,432,850
Westpoint Stevens                        8.75                2001           2,500,000       2,506,250

Total                                                                                      12,668,350
_________________________________________________________________________________________________________
Utilities -- electric (4.3%)
Arizona Public Service                   8.75                2024           2,500,000       2,595,500
Boston Edison                           9.875                2020           5,000,000       5,365,750
 Cleveland Electric                      9.50                2005           6,000,000       5,867,340
Long Island Lighting                    9.625                2024           9,000,000       8,886,150
Louisiana Power & Light
  Sale Lease-backed Obligation          10.67                2017           2,500,000       2,674,050
Midland Cogeneration Venture            10.33                2002           1,801,240       1,884,548
                                        10.33                2002           1,551,636 (d)   1,623,400
                                        11.75                2005           5,000,000       5,281,250
Niagara Mohawk Power                     7.75                2006          10,500,000       9,223,515
Pacific Gas & Electric                   7.25                2026           6,000,000       5,354,940
RGS Funding AEGCO
  Sale Lease-backed Obligation           9.82                2022           2,484,957       2,876,661
RGS Funding IME
  Sale Lease-backed Obligation           9.82                2022           2,484,982       2,876,690
Sithe Independent Funding                9.00                2013           7,500,000(d)    7,318,950
Texas-New Mexico Power                  11.25                1997           3,877,000       3,973,925
  1st Mtge                               9.25                2000           3,500,000       3,631,250
Texas Utilities                          9.70                2002           6,000,000       6,635,940
Texas Utilities Electric
   1st Mtge                              9.75                2021           6,350,000       6,979,539

Total                                                                                      83,049,398
_________________________________________________________________________________________________________
Utilities -- telephone (2.4%)
Arch Communications Group
  Zero Coupon                          10.875                2000           2,000,000(m)    1,065,000
Bell Telephone of Pennsylvania          7.375                2033          10,000,000       9,208,000
GTE                                     10.25                2020           7,000,000       7,935,270
Geotek Communications
  Cv                                    12.00                2001           5,000,000(e)    5,500,000
  Zero Coupon                           14.90                2000           5,000,000(d,m)  3,112,500
New England Tel & Tel                    9.00                2031           7,500,000       8,143,350
Omnipoint                              11.625                2006          10,000,000(d)   10,087,500

Total                                                                                      45,051,620
__________________________________________________________________________________________________________
Miscellaneous (0.8%)
Adams Outdoor Advertising               10.75                2006           4,500,000(e)    4,646,250
Coty                                    10.25                2005           1,500,000(h)    1,582,500
Kinder-Care Learning Centers           10.375                2001           3,000,000       3,153,750
Petersburg
  Zero Coupon                           20.83                2004           5,000,000(d,l)  3,925,000
Pierce Leahy                           11.125                2006           1,250,000(d)    1,298,438

Total                                                                                      14,605,938
_________________________________________________________________________________________________________
Foreign (18.9%)(c)
Alcan Aluminum
  (U.S. Dollar)                         8.875                2022           6,750,000       6,953,242
Argentina Bocon
  (U.S. Dollar) Zero coupon              5.41                2001           5,000,000(l)    5,742,500

PAGE 59
BAA
   (British Pound)                       5.75                2006           2,000,000       3,203,436
Banca Italy N.Y.
  (U.S. Dollar)                          8.25                2007           5,000,000       5,139,900
Carter Holt Harvey
  (U.S. Dollar)                         8.875                2004           5,000,000       5,333,650
City of Helsinki
  (U.S. Dollar)                          8.70                2006           1,600,000(d,e)  1,576,480
  (U.S. Dollar)                          9.20                2006           1,500,000(d,e)  1,506,000
Dominion Textiles
  (U.S. Dollar)                         8.875                2003           4,000,000       3,925,000
  (U.S. Dollar)                          9.25                2006           1,000,000         991,250
Financiera Ener Nacional
  (U.S. Dollar)                         9.375                2006           5,300,000(d)    5,273,500
Ford Capital BV
  (U.S. Dollar)                         9.875                2002           5,000,000       5,600,000
Govt of Canada
  (Canadian Dollar)                      7.64                2001          17,000,000      14,272,775
Govt of Poland
 (Polish Zloty) Zero Coupon              3.23                1996          14,500,000(l)    5,223,639
 (U.S. Dollar)                           2.75                2024          16,500,000(k)    8,404,687
 (U.S. Dollar)                           3.75                2014          66,300,000(k)   52,335,562
Govt of Russia
  (U.S. Dollar)                          6.60                2049           8,000,000(n)    4,715,000
Govt of Venezuela
  (U.S. Dollar)                         6.375                2007          37,000,000(k)   28,582,500
Groupe Videotron
  (U.S. Dollar)                        10.625                2005           2,000,000       2,140,000
Grupo Televisa
  Sr Nts                               11.875                2006           7,250,000(d,h)  7,612,500
  Zero Coupon                           13.25                2001           6,500,000(d,m)  3,810,625
Gulf Canada Resources
  (U.S. Dollar)                          9.00                1999           5,000,000       5,118,750
Hydro Quebec
  (U.S. Dollar)                          8.50                2029          20,000,000      20,794,200
Imexsa Export Trust
  (U.S. Dollar)                        10.125                2003           5,000,000(d)    5,093,750
Korea Electric Power
  (U.S. Dollar)                          7.75                2013           4,300,000       4,190,307
MacMillan Bloedel
  (U.S. Dollar)                          8.50                2004           7,500,000       7,746,300
Ogden Euro
  (U.S. Dollar) Cv                       6.00                2002           2,200,000       2,035,000
Petronas
  (U.S. Dollar) Cv                       7.75                2015          10,000,000(d)    9,738,400
Pueblo Extra Intl
  (U.S. Dollar) Cv                       9.50                2003           4,000,000       3,600,000
Reliance Inds
   (U.S. Dollar)                        8.125                2005           2,250,000(d)    2,156,242
Repap New Brunswick
  (U.S. Dollar)                        10.625                2005           2,000,000       1,925,000
Republic of Argentina
  (U.S. Dollar)                          6.31                2005           8,019,000       6,224,749
 Republic of Brazil
  (U.S. Dollar) C Bonds                  8.00                2014          10,824,300       6,988,439
  (U.S. Dollar) Inverse Floater         6.875                2012          12,500,000(g)    8,867,187
Republic of Columbia
  (U.S. Dollar)                          8.70                2016           6,000,000       5,435,460
Republic of Italy
  (U.S. Dollar)                         6.875                2023           7,500,000       6,661,050
  (U.S. Dollar) Cv                       5.00                2001           1,500,000       1,501,875
Republic of Slovenia
  (U.S. Dollar)                          7.00                2001           7,200,000(d)    7,185,600
Republic of South Africa
  (South African Rand)                  12.00                2005          89,500,000      16,923,090
Rogers Cable Systems
  (Canadian Dollar)                      9.65                2014           2,700,000       1,755,810
Rogers Cantel Mobile
  (U.S. Dollar)                         9.375                2008           4,650,000       4,562,812
                                       11.125                2002           1,000,000       1,053,750
State of Isreal
  (U.S. Dollar)                         6.375                2005           3,700,000       3,413,139
Sumitomo Bank Intl Finance
  (Japanese Yen) Cv                      0.75                2001         200,000,000(d)    1,964,840
Tarkett
  (U.S. Dollar)                          9.00                2002           4,000,000(d)    4,055,000
Telekom Malaysia
  (U.S. Dollar)                         7.875                2025          10,000,000(d)    9,694,900
United Kingdom Treasury
  (British Pound)                        8.00                2003           9,500,000      15,211,686

PAGE 60
United Mexican States
  (U.S. Dollar)                         11.50                2026           6,525,000       6,276,234
WMC Finance USA
  (U.S. Dollar)                          7.25                2013          10,000,000          9,473,300
Zhuhai Highway
  (U.S. Dollar)                         11.50                2008          10,000,000(d)      10,250,000

Total                                                                                        362,239,116
_________________________________________________________________________________________________________
Total bonds
(Cost: $1,733,338,963)                                                                    $1,742,248,378
_________________________________________________________________________________________________________

Stocks & other (0.5%)
_________________________________________________________________________________________________________
Issuer                                     Shares                      Value(a)
_________________________________________________________________________________________________________
American Communications Services
  Warrants                                  6,000(d)                   $  390,000
Bar Technologies
   Warrants                                 4,500(d)                      225,000
Celcaribe
  Common                                  276,420(b,d)                    414,630
Dairy Mart Convenience Stores
  Warrants                                 10,000                          30,000
Eye Care Center
  Warrants                                  3,000(d)                       45,000
First Nationwide Bank
  11.50% Pfd                               25,000                       2,725,000
Geotek
  Warrants                                250,000(d)                    1,062,500
Great Bay Power
  Common                                       28(b)                          238
Methanex
  Common                                  200,000(b)                    1,537,500
Security Pacific
  1.75% Cv Pfd                             73,500                       1,874,250
Southdown
  Warrants                                 30,000(e)                      221,250
Specialty Foods
  Common                                   15,000(b)                        7,500
Station Casinos
  7% Cv Pfd                                15,000                         761,250
Triangle Wire & Cable
  Common                                   84,444(b,e)                     84,444
_________________________________________________________________________________________________________
Total stocks & other
(Cost: $11,722,689)                                                    $9,378,562
_________________________________________________________________________________________________________

Short-term securities (7.7%)
_________________________________________________________________________________________________________
Issuer                                        Annualized           Amount       Value(a)
                                                yield on       payable at
                                                 date of         maturity
                                                purchase
_________________________________________________________________________________________________________
U.S. government agency (0.3%)
Federal Home Loan Mtge Corp Disc Nts
  09-19-96                                    5.19%           $ 3,300,000   $    3,290,995
  10-10-96                                    5.31              2,000,000        1,988,267

Total                                                                            5,279,262
_________________________________________________________________________________________________________
Commercial paper (7.4%)
 American General Finance
  09-16-96                                    5.41              7,000,000        6,983,293
BBV Finance
  09-13-96                                    5.30              2,700,000        2,694,852
BellSouth Telephone
  09-03-96                                    5.42              2,600,000        2,598,834
CAFCO
  09-19-96                                    5.43             19,600,000       19,536,843

PAGE 61
CPC Intl
  10-17-96                                    5.49             10,400,000(f)    10,324,715
Dean Witter
  09-04-96                                    5.32              7,500,000        7,495,592
Fleet Funding
  09-10-96                                    5.32              8,400,000(f)     8,387,633
Goldman Sachs
  10-07-96                                    5.46             13,000,000       12,923,931
Metlife Funding
  09-24-96                                    5.31             17,500,000       17,438,400
Michigan Consolidated Gas
  09-11-96                                    5.30              5,100,000        5,091,772
Natl Australia Funding (Delaware)
  10-07-96                                    5.33              3,000,000        2,983,689
Pacific Mutual Life
  09-13-96                                    5.30              7,000,000        6,986,653
Penney (JC) Funding
  10-11-96                                    5.30                900,000          894,598
SAFECO Credit
  09-20-96                                    5.40              7,900,000        7,876,476
St. Paul Companies
  09-13-96                                    5.30              1,100,000(f)     1,097,903
Siemens
  09-18-96                                    5.44              1,400,000        1,395,652
Southern California Gas
  09-18-96                                    5.30              7,000,000        6,981,520
Toyota Motor
  10-04-96                                    5.32                500,000          497,507
USAA Capital
  09-06-96                                    5.33              2,900,000        2,897,438
U S WEST Communications
  09-12-96                                    5.39             17,400,000       17,368,970

Total                                                                          142,456,271
__________________________________________________________________________________________________________
Total short-term securities
(Cost: $147,749,225)                                                        $  147,735,533
__________________________________________________________________________________________________________
Total investments in securities
(Cost: $1,892,810,877)(o)                                                   $1,899,362,473
__________________________________________________________________________________________________________
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)Non-income producing.  For long-term debt securities, items identified are in default as to payment of interest or principal.
(c)Foreign securities values are stated in U.S. dollars; principal amounts are denominated in the currency indicated.
(d)Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the board.
(e) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements).
Informationconcerning such security holdings at Aug. 31, 1996, is as follows:

Security                                 Acquisition        Purchase
                                            date              cost
_________________________________________________________________________________________________________
Adams Outdoor Advertising
  10.75% 2006                               03-07-96      $4,518,173
American Telecasting
  Zero Coupon
  11.75% 2000                               03-08-96       4,000,000
Dade Intl*
  Sr Sub Nts
  11.125% 2006                              04-30-96       3,000,000
City of Helsinki
  8.70% 2006                                02-07-95       1,565,584
  9.20% 2006                                02-07-95       1,500,000
Geotek Communications
  Cv
  12% 2001                                  03-04-96       5,000,000
Healthsource*
  5% 2003                                   06-28-96       3,000,000
Southdown
  Warrants                                  10-30-91          90,000
Triangle Wire & Cable                       01-13-92       2,000,018

*Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(f)Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) ofthe
Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."

PAGE 62
This security has been determined to be liquid under guidelines established by the board.
(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offered Rate) Index. Interest rate disclosed is the rate in effect on Aug. 31, 1996.  Inverse floaters in the aggregate represent 1.6% of the Fund's net assets as of Aug. 31, 1996.
(h) Security is partially or fully on loan.  See Note 5 to the financial statements.
(i) Partially pledged as initial margin deposit on the following open interest rate futures contract (See Note 7 to the financial statements):

Type of security                            Notional amount
_________________________________________________________________________________________________________
Sales contracts
U.S. Treasury Bonds Dec. 1996               $90,000,000

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; shown is the effective rate on Aug. 31,
1996.
(k) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 1996.
(l) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(m) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.
(n) At Aug. 31, 1996, the cost securities purchased, including interest purchased, on a when-issued basis was $4,765,000.
(o)At Aug. 31, 1996, the cost of securities for federal income tax purposes was $1,889,734,786 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . .$50,129,252
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (40,501,565)
________________________________________________________________________________________________________________________________
Net unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 9,627,687
________________________________________________________________________________________________________________________________

PAGE 63

Investments in securities
Retirement Annuity Mutual Funds                                                                  (Percentages represent value of
Aug. 31, 1996                                                                          investments compared to total net assets)
Managed Fund

Common & preferred stocks (64.8%)
Issuer                                                                                   Shares                         Value(a)

Aerospace & defense (4.4%)
Allied Signal                                                                           400,000                     $ 24,700,000
Boeing                                                                                  350,000                       31,675,000
Litton Inds                                                                             512,900 (b)                   23,913,962
Raytheon                                                                                800,000                       41,200,000
United Technologies                                                                     285,000                       32,133,750

Total                                                                                                                153,622,712

Airlines (0.4%)
Southwest Airlines                                                                      600,000                       13,725,000

Banks and savings & loans (1.9%)
Citicorp                                                                                200,000                       16,650,000
First Nationwide
  $11.50 Pfd                                                                             20,000                        2,180,000
Norwest                                                                                 800,000                       30,100,000
Washington Mutual                                                                       475,000                       17,218,750

Total                                                                                                                 66,148,750

Beverages & tobacco (3.4%)
Anheuser-Busch                                                                          400,000                       30,300,000
Coca-Cola                                                                               720,000                       36,000,000
PepsiCo                                                                                 600,000                       17,250,000
Philip Morris                                                                           380,000 (k)                   34,105,000

Total                                                                                                                117,655,000

Building materials & construction (1.8%)
Clayton Homes                                                                         1,100,000                       22,137,500
Tyco Intl                                                                             1,000,000                       42,250,000

Total                                                                                                                 64,387,500

Communications equipment & services (0.7%)
 ADC Telecommunications                                                                 300,000 (b)                   17,025,000
Loral Space Communication                                                               600,000 (b)                    8,475,000

Total                                                                                                                 25,500,000

Computers & office equipment (6.8%)
American Power Conversion                                                             2,050,000 (b)                   28,187,500
Compaq Computer                                                                         675,000 (b)                   38,221,875
Computer Associates                                                                     630,000                       33,075,000
See accompanying notes to investments in securities.
First Data                                                                              400,000                       31,200,000
Microsoft                                                                               225,000 (b,k)                 27,562,500
Oracle Systems                                                                          800,000 (b)                   28,200,000
3 Com                                                                                   700,000 (b)                   32,725,000
Xerox                                                                                   300,000                       16,462,500

Total                                                                                                                235,634,375

Electronics (1.1%)
Intel                                                                                   470,000                       37,511,875

Energy (1.6%)
Amoco                                                                                   800,000                       55,200,000

Financial services (7.1%)
American General Hospital                                                               325,000 (b)                    5,728,125
Bay Apartment                                                                           300,000                        8,400,000
Dean Witter                                                                             400,000                       20,000,000
Duke Realty                                                                             220,000                        6,985,000
Equity Residential                                                                      275,000                        9,728,125
Federal Natl Mortgage                                                                   600,000                       18,600,000
Green Tree Financial                                                                  1,200,000                       41,700,000
Health Care Property                                                                    200,000                        6,775,000

PAGE 64
MBNA                                                                                    600,000                       18,225,000
Nationwide Health                                                                       400,000                        8,900,000
ROC Communities                                                                         300,000                        7,200,000
Storage USA                                                                             200,000                        6,500,000
Travelers                                                                               750,000                       32,531,250
UNUM
  $2.34 Cv Pfd                                                                          800,000                       50,200,000
Weeks                                                                                   200,000                        5,725,000

Total                                                                                                                247,197,500

Food (1.0%)
ConAgra                                                                                 400,000                       16,850,000

Pioneer Hi-Bred                                                                         300,000                       16,537,500

Total                                                                                                                 33,387,500

Furniture & appliances (0.8%)
Black & Decker                                                                          700,000                       27,650,000

Health care (4.5%)
American Home Products                                                                  540,000                       31,995,000
Amgen                                                                                   300,000 (b)                   17,475,000
Boston Scientific                                                                       800,000 (b,g)                 36,700,000
Medtronic                                                                               250,000                       13,000,000
Merck                                                                                   450,000                       29,531,250
Pfizer                                                                                  400,000                       28,400,000

Total                                                                                                                157,101,250

Health care services (3.5%)
Cardinal Health                                                                         250,000                       18,343,750
Columbia/HCA Healthcare                                                                 525,000                       29,596,875
Manor Care                                                                              300,000                       10,312,500
PacifiCare Health
  Systems Cl B                                                                          310,000 (b,g)                 24,955,000
Service Intl                                                                            300,000                       16,912,500
United Healthcare                                                                       600,000                       23,175,000

Total                                                                                                                123,295,625

Household products (1.3%)
Gillette                                                                                200,000 (k)                   12,750,000
Proctor & Gamble                                                                        373,515                       33,196,146

Total                                                                                                                 45,946,146

Industrial equipment & services (3.1%)
American Standard                                                                       400,000 (b)                   13,650,000
Deere & Co                                                                              800,000                       31,800,000
General Signal                                                                          400,000                       16,050,000
Hubbell                                                                                 183,600                        6,632,550
Illinois Tool Works                                                                     550,000                       38,018,750

Total                                                                                                                106,151,300

Industrial transportation (0.7%)
Union Pacific                                                                           350,000 (g)                   25,506,250

Insurance (0.9%)
PennCorp Financial Group                                                                494,700                       15,088,350
Travelers/Aetna                                                                         600,000                       16,500,000

Total                                                                                                                 31,588,350

Leisure time & entertainment (0.3%)
Disney (Walt)                                                                           200,000                       11,400,000

Media (0.7%)
Time Warner                                                                             500,000                       16,687,500
   10.25% Pay-in-kind Pfd                                                                 6,133 (d,l)                  6,178,997

Total                                                                                                                 22,866,497

Metals (0.6%)
Freeport Copper Cl B                                                                    500,000                       14,687,500
Newmont Mining                                                                          150,000                        7,931,250

Total                                                                                                                 22,618,750

PAGE 65
Multi-industry conglomerates (4.3%)
ALCO Standard
   6.50% Cv Pfd                                                                         129,250                       11,002,406
Emerson Electric                                                                        560,000                       46,900,000
General Electric                                                                        740,000                       61,512,500
Olsten                                                                                  700,000                       19,512,500
Westinghouse Electric                                                                   700,000                       11,462,500

Total                                                                                                                150,389,906

Paper & packaging (2.1%)
Crown Cork & Seal                                                                       775,000                       36,231,250
Kimberly-Clark                                                                          450,000                       35,268,750

Total                                                                                                                 71,500,000

Retail (2.8%)
CUC Intl                                                                              1,000,000 (b,g)                 34,375,000
Dollar General                                                                          657,100                       21,191,475
Home Depot                                                                              530,000                       28,156,250
Pep Boys -
  Manny, Moe & Jack                                                                     400,000                       13,400,000

Total                                                                                                                 97,122,725

Utilities -- electric (1.4%)
CMS Energy                                                                              400,000                       11,950,000
FPL Group                                                                               350,000                       15,487,500
General Public Utilities                                                                400,000                       12,600,000
Pinnacle West Capital                                                                   300,000                        8,625,000

Total                                                                                                                 48,662,500

Utilities -- telephone (1.9%)
BCE                                                                                   1,000,000                       39,375,000
GTE                                                                                     660,000                       25,987,500

Total                                                                                                                 65,362,500

Foreign (c) (5.7%)
ASEA Cl A                                                                               200,000 (b)                   21,584,906
Ciba-Geigy                                                                                7,500 (b)                    9,467,961
Ericsson Cl B                                                                         1,450,000                       33,440,625
Northern Telecom                                                                        650,000                       32,418,750
SGL Carbon                                                                              303,300                       12,207,825
Sandoz Registered                                                                        25,000 (b)                   29,747,521
SmithKline Beecham                                                                      430,000                       25,047,500
TOTAL                                                                                   950,000                       35,268,750

Total                                                                                                                199,183,838


Total common & preferred stocks
(Cost: $1,849,748,900)                                                                                            $2,256,315,849

Bonds (30.5%)
Issuer                                                        Coupon          Maturity        Principal                 Value(a)
                                                                rate              year           amount

U.S. government obligations (8.3%)
U.S. Treasury Bonds                                             7.25%             2016     $  5,500,000           $    5,493,400
                                                                7.50              2016       15,000,000               15,359,850
                                                                8.875             2017       12,000,000               14,054,880
U.S. Treasury Notes                                             5.125             1998        4,000,000                3,895,440
                                                                5.375             1997-98   113,000,000              111,504,330
                                                                5.75              2003       20,300,000               19,080,376
                                                                6.375             1999       15,000,000               14,956,050
                                                                6.75              1999       30,000,000               30,181,500
                                                                7.75              2000       56,000,000               57,933,120
                                                                7.875             2004        5,000,000                5,297,400
Resolution Funding Corp
      Zero Coupon                                               6.62              2011       28,000,000 (f)            9,478,840

Total                                                                                                                287,235,186

PAGE 66
Mortgage-backed securities (6.7%)
Federal Home Loan Mtge Corp                                     6.50              2025       34,143,716               31,647,127
                                                                8.00              2024        4,738,867                4,743,321
Collateralized Mtge Obligation
  Trust Series Z                                                6.50              2023        5,555,327 (j)            4,234,826
Federal Natl Mtge Assn                                          5.50              2009       27,847,863               25,541,782
                                                                6.00              2024        6,524,369                5,853,598
                                                                6.50              2010-25    18,730,494               17,686,707
                                                                7.00              2026        9,719,308                9,254,628
                                                                7.40              2004       10,000,000               10,152,400
                                                                7.50              2025-26    34,153,766               33,385,307
                                                                8.00              2022        5,583,435                5,585,165
                                                                8.50              2023-25    20,572,306               20,958,037
                                                                9.00              2024        3,924,155                4,077,433
  Collateralized Mtge Obligation
    Trust Series Z                                              6.00              2024        6,968,401 (j)            4,912,235
                                                                7.00              2022       13,889,318 (j)           12,132,318
Govt Natl Mtge Assn                                             7.00              2008-24    44,203,586               42,676,979
Merrill Lynch Mtge Investors                                    8.29              2021        1,902,341 (d)            1,688,030

Total                                                                                                                234,529,893

Aerospace & defense (0.3%)
Airplanes Cl D                                                 10.875             2019        1,750,000                1,859,375
Alliant Techsystems
   Sr Sub Nts                                                  11.75              2003          700,000 (d)              763,000
BE Aerospace                                                    9.875             2006        2,500,000 (d)            2,503,125
Northrup-Grumman                                                7.75              2016        3,750,000 (d)            3,576,638

Total                                                                                                                  8,702,138

Airlines (0.2%)
Continental Air                                                 6.94              2015        5,100,000 (d,n)          4,861,881
Northwest Airlines                                              8.07              2015        2,000,000                1,995,060
                                                                8.97              2015        1,000,000                1,021,790

Total                                                                                                                  7,878,731

Automotive & related (0.2%)
GMAC
  Medium-term Nts                                               5.95              1998        7,000,000                6,917,120
                                                                8.375             1997        1,400,000                1,420,244

Total                                                                                                                  8,337,364

Banks and savings & loans (0.6%)
First Nationwide Holdings
   Sr Nts                                                      12.50              2003        2,400,000 (n)            2,490,000
First USA Bank
   Medium term Nts                                              6.88              1996        6,700,000                6,701,742
Norwest
  Sr Nts                                                        6.375             2002        5,800,000                5,580,006
Riggs Natl
  Sub Nts                                                       8.50              2006        4,900,000                4,942,875

Total                                                                                                                 19,714,623

Building materials & construction (0.2%)
AAF McQuay
  Sr Nts                                                        8.875             2003        3,000,000                2,910,000
Owens Corning Fiberglass                                        9.375             2012        1,500,000                1,624,695
Schuller Intl Group                                            10.875             2004        1,750,000                1,894,375
Southdown                                                      10.00              2006        1,400,000 (d)            1,394,750

Total                                                                                                                  7,823,820

Communications equipment & services (0.5%)
Celcaribe
  Zero Coupon Cv                                               10.31              1998        1,450,000 (d,h)          1,573,250
Comcast Cellular
  Zero Coupon with attached put                                 9.53              2000        2,000,000 (f)            1,395,000
Geotek Communications
  Cv                                                           12.00              2001        2,000,000 (n)            2,200,000
GST Telecommunications
  Zero Coupon Cv                                                8.95              2005          550,000 (d,h)            462,000
Ionica PLC                                                     13.50              2006        2,020,000                2,012,425
Shared Technologies
    Zero Coupon                                                12.25              1999        3,500,000 (d,h)          2,681,875
TCI Communications                                              7.875             2026       10,000,000                8,528,600

PAGE 67
Total                                                                                                                 18,853,150

Computers & office equipment (0.2%)
Softkey
  Cv                                                            5.50              2000        8,000,000 (d)            6,440,000

Energy (0.4%)
Honam Oil                                                       7.125             2005        5,750,000 (d)            5,452,955
Parker & Parsley                                                8.25              2007        4,200,000                4,284,504
UNC
   Sr Nts                                                       9.125             2003        2,300,000                2,251,125
   Sr Sub Nts                                                  11.00              2006        1,900,000 (d,g)          1,976,000

Total                                                                                                                 13,964,584

Energy equipment & services (0.2%)
Foster Wheeler                                                  6.75              2005        8,600,000                8,072,562

Financial services (1.4%)
Associates Corp NA                                              6.375             2002       10,000,000                9,577,800
AVCO Financial                                                  7.25              1999        4,750,000                4,805,385
Corporate Property Investors                                    7.18              2013        2,200,000 (d)            2,028,598
GPA Delaware                                                    8.75              1998        1,000,000                1,000,000
Homeside                                                       11.25              2003        2,500,000 (d)            2,646,875
KFW Intl Finance                                                8.00              2010        4,000,000                4,208,920
Olympic Financial                                              13.00              2000        2,000,000                2,180,000
Salomon Brothers                                                6.75              2006        4,000,000                3,640,040
Salomon Hewlett-Packard ELK
   Cv Pfd                                                       5.25              1997        8,752,500 (i)           10,500,000
Salomon-Oracle ELK
   Cv Pfd                                                       7.25              1996        9,803,628 (i)            9,735,900

Total                                                                                                                 50,323,518

Furniture & appliances (0.2%)
Interface                                                       9.50              2005        3,500,000 (d)            3,373,125
Life Style Furniture                                           10.875             2006        3,150,000 (d)            3,177,563

Total                                                                                                                  6,550,688


Health care (0.9%)
Johnson & Johnson                                               8.00              1998       10,000,000               10,009,500
Maxxim Medical                                                 10.50              2006        2,250,000 (d)            2,289,375
Roche Holdings
  Zero Coupon                                                   6.65              2010       30,000,000 (d,f)         13,162,500
Schering-Plough
  Zero Coupon                                                   7.31              1996        5,000,000 (d,f)          4,929,800

Total                                                                                                                 30,391,175

Health care services (0.7%)
Columbia/HCA Healthcare                                         7.69              2025        3,600,000                3,490,128
Foundation Health
  Sr Nts                                                        7.75              2003        6,600,000                6,636,432
La Petite Holdings                                              9.625             2001        1,200,000                1,116,000
Magellan Health
  Sr Sub Nts Cl A                                              11.25              2004        2,000,000 (d)            2,142,500
Manor Care                                                      7.50              2006        6,000,000                5,929,620
Merit Behavioral                                               11.50              2005        1,300,000 (d)            1,363,375
Owens & Minor                                                  10.875             2006        1,200,000                1,243,500
Tenet Healthcare
  Sr Sub Nts                                                   10.125             2005        2,000,000                2,152,500

Total                                                                                                                 24,074,055

Household products (0.1%)
Sweetheart Cup
   Sr Sub Nts                                                   9.625             2000        2,000,000                2,022,500

Industrial equipment & services (0.2%)
AGCO                                                            8.50              2006        2,200,000 (d)            2,191,750
Case                                                            7.25              2005        5,000,000                4,856,300

Total                                                                                                                  7,048,050

Insurance (1.0%)
American United Life                                            7.75              2026        2,500,000 (n)            2,256,025
Americo Life                                                    9.25              2005        1,600,000                1,526,000
Arkwright                                                       9.625             2026        3,000,000 (d)            3,018,810

PAGE 68
Met Life                                                        7.80              2025        6,900,000 (d)            6,422,520
MN Mutual Surplus                                               8.25              2025        2,700,000 (d)            2,769,390
Nationwide Mutual                                               7.50              2024        4,000,000 (d)            3,523,680
  Credit Sensitive Nts                                          9.875             2025        5,000,000 (d)            5,337,900
New England Mutual
  Credit Sensitive Nts                                          7.875             2024        2,000,000 (d)            1,881,760
Principal Mutual                                                8.00              2044        2,500,000 (d)            2,299,700
SunAmerica
  Medium-term Nts                                               7.34              2005        5,000,000                4,878,350

Total                                                                                                                 33,914,135

Leisure time & entertainment (0.2%)
Plitt Theatres                                                 10.875             2004        3,000,000                3,071,250
Trump Atlantic City Associates                                 11.25              2006        2,250,000                2,160,000

Total                                                                                                                  5,231,250

Media (1.5%)
Adelphia Communications                                         9.875             2005        1,500,000                1,391,250
Cablevision Systems                                             9.25              2005        3,000,000                2,880,000
Cox Communications                                              7.25              2015        5,000,000                4,634,350
                                                                7.625             2025        5,000,000                4,730,350
CS Wire                                                        11.375             2001          500,000 (d)              960,000
Echostar Satellite Broadcasting
  Zero Coupon Cv                                               13.125             2000        5,000,000 (d,f)          3,087,500
News American Holdings                                          7.50              2000        4,000,000                4,026,640
                                                                7.75              2045       10,000,000                8,782,200
Tele-Communications                                             8.75              2023        3,500,000                3,197,145
Time Warner                                                     8.375             2033        5,000,000 (d)            4,752,100
                                                                9.15              2023        5,000,000                5,089,650
United Artist Theatre                                           9.30              2015        1,983,529 (d)            1,809,971
Universal Outdoor
   Zero Coupon                                                  9.95              2004        2,750,000 (d,f)          2,031,562
Viacom Intl                                                     7.00              2003        2,000,000                1,836,100
                                                                8.00              2006        4,000,000                3,680,000

Total                                                                                                                 52,888,818

Metals (0.1%)
Ryerson Tull                                                    8.50              2001        4,000,000                4,010,000

Multi-industry conglomerates (0.1%)
Crane                                                           7.25              1999        2,000,000                1,999,620
Prime Succession                                               10.75              2004        1,275,000                1,313,250
Talley Inds
   Zero Coupon                                                 11.19              1998        2,148,000 (h)            1,764,045

Total                                                                                                                  5,076,915

Paper & packaging (0.2%)
Gaylord                                                        12.75              2005        2,150,000                2,305,875
Pope & Talbot                                                   8.375             2013        3,800,000                3,417,948

Total                                                                                                                  5,723,823

Restaurants & lodging (--%)
Flagstar                                                       10.875             2002        1,500,000 (g)            1,320,000

Retail (0.7%)
American Stores                                                 8.00              2026        5,000,000                4,888,200
Bruno's
  Sr Sub Nts                                                   10.50              2005          250,000                  255,625
Grand Union                                                    12.00              2004        2,500,000                2,475,000
Jitney-Jungle Stores
  Sr Nts                                                       12.00              2006        2,500,000                2,628,125
Kash n' Karry Food Stores
   Pay-in-kind                                                 11.50              2003        3,000,000 (l)            3,000,000
Pep Boys - Manny,
    Moe & Jack                                                  7.00              2005        4,200,000                4,032,714
Wal-Mart                                                        7.00              2006        5,000,000 (d)            4,914,350
White Rose Foods
   Zero Coupon Sr Disc Nts                                     26.29              1998        1,000,000 (f)              691,250

Total                                                                                                                 22,885,264

Textiles & apparel (0.1%)
Dominion Textiles                                               9.25              2006        2,000,000                1,982,500
Polysindo Intl Finance                                         11.375             2006        1,825,000                1,843,250

PAGE 69
Total                                                                                                                  3,825,750

Utilities -- electric (1.6%)
Alabama Power                                                   9.00              2024        2,200,000                2,349,952
Arizona Public Service
   Sale Lease-backed Obligation                                 8.00              2015        3,600,000                3,541,212
California Energy                                               9.875             2003        1,000,000                1,025,000
Cleveland Electric Illuminating                                 9.50              2005        7,000,000                6,845,230
Commonwealth Edison                                             8.375             2023        5,000,000                4,842,400
El Paso Electric                                                8.90              2006        2,750,000                2,750,000
First PV Funding                                               10.15              2016        3,000,000                3,024,630
Jersey Central Power & Light                                    6.75              2025        7,200,000                6,096,456
Long Island Lighting                                            9.75              2021        2,500,000                2,470,200
Niagara Mohawk Power                                            7.75              2006        5,500,000                4,831,365
Pacific Gas & Electric                                          7.25              2026        5,000,000                4,462,450
Public Services Electric & Gas                                  6.75              2016        2,600,000                2,319,928
Salton Sea                                                      7.84              2010        1,325,000 (d)            1,248,521
Sithe Independent Funding                                       9.00              2013        1,500,000 (d)            1,463,790
Texas Utilities                                                 5.875             1998        5,000,000                4,942,700
Wisconsin Electric Power                                        6.875             2095        2,800,000                2,405,928

Total                                                                                                                 54,619,762

Utilities -- gas (0.5%)
ARKLA                                                           9.875             1997        5,000,000                5,096,700
Coastal                                                        10.25              2004        1,450,000                1,672,749
Columbia Gas                                                    7.32              2010        7,000,000                6,508,950
Transcontinental Energy                                         9.375             2001        5,000,000                5,434,550

Total                                                                                                                 18,712,949

Utilities -- telephone (0.1%)
MFS Telecommunications
   Zero Coupon Cv                                              10.58              1999        3,000,000 (h)            2,437,500

Miscellaneous (0.4%)
Adams Outdoor Advertising                                      10.75              2006        1,700,000 (n)            1,755,250
Coty                                                           10.25              2005        1,500,000                1,582,500
Kinder-Care Learning Centers                                   10.375             2001        2,750,000                2,890,937
Norcal Waste System
  Sr Nts                                                       12.50              2005        2,000,000 (d)            2,117,500
Pierce Leahy                                                   11.125             2006        1,250,000 (d)            1,298,437
Standard Credit Card Trust                                      5.95              2004        3,000,000                2,785,200
                                                                8.625             2002        1,750,000                1,764,647

Total                                                                                                                 14,194,471

Foreign (2.7%)(c)
Bank of China
  (U.S. Dollar)                                                 8.25              2014        2,500,000                2,321,600
CAF
  (U.S. Dollar)                                                 7.10              2003        5,200,000                5,028,764
China Light & Power
  (U.S. Dollar)                                                 7.50              2006        7,000,000                6,808,410
Clearnet Communications
   (U.S. Dollar) Zero Coupon                                   14.75              2005        1,900,000 (h)            1,178,000
Financiero Ener Nacional
  (U.S. Dollar)                                                 9.375             2006        5,000,000 (d)            4,975,000
Govt Certificates of Israel
  (U.S. Dollar)                                                 9.25              2001        3,000,000                3,178,530
Govt of Poland
   (U.S. Dollar) Step-up Nts                                    3.75              2014       14,950,000 (k)           11,801,156
Govt of Russia
   (U.S. Dollar)                                                6.60              2049        3,000,000 (o)            1,768,125
Govt of Venezuela
   (U.S. Dollar)                                                6.375             2007        1,500,000 (k)            1,158,750
Grupo Televisa
   Sr Nts                                                      11.875             2006        2,250,000 (d)            2,362,500
Imexsa Export Trust
   (U.S. Dollar)                                               10.125             2003        3,000,000 (d)            3,056,250
Korea Electric Power
   (U.S. Dollar)                                                7.75              2013        2,100,000                2,046,429
Peoples Republic of China
  (U.S.Dollar)                                                  7.375             2001        2,000,000                1,996,920
  (U.S. Dollar)                                                 9.00              2096        2,500,000                2,367,900
Petronas
  (U.S. Dollar) Cv                                              7.75              2015        6,000,000 (d)            5,843,040
Quno Corp
   (U.S. Dollar)                                                9.125             2005        2,500,000                2,440,625

PAGE 70
Repap New Brunswick
   (U.S. Dollar)                                               10.625             2005        1,400,000                1,347,500
Reliance Inds
  (U.S. Dollar)                                                 8.125             2005          750,000 (d)              718,747
Republic of Argentina
  (U.S. Dollar)                                                 6.313             2005        3,960,000 (k)            3,073,950
Republic of Brazil
  (U.S. Dollar) Inverse Floater                                 6.875             2012        2,000,000 (k)            1,418,750
Republic of Slovenia
  (U.S. Dollar)                                                 7.00              2001        3,600,000 (d)            3,592,800
Rogers Cable System
   (Canadian Dollar)                                            7.06              2014        5,000,000                3,251,500
Rogers Cantel Mobile
    (U.S. Dollar)                                               9.375             2008        2,800,000                2,747,500
State of Israel
  (U.S. Dollar)                                                 6.375             2005        1,850,000                1,706,570
Telekom Malaysia
   (U.S. Dollar)                                                7.875             2025        3,000,000 (d)            2,908,470
United Mexican States
   (U.S. Dollar)                                               11.50              2026        2,284,000                2,196,923
Usinor Sacilor
   (U.S. Dollar)                                                7.25              2006        8,000,000                7,699,360
Zhuhai Highway
   (U.S. Dollar)                                               11.50              2008        5,000,000 (d)            5,125,000

Total                                                                                                                 94,119,069

Total bonds
(Cost: $1,073,683,580)                                                                                            $1,060,921,743

Short-term securities (5.1%)

Issuer                                                         Annualized                    Amount                     Value(a)
                                                                 yield on                payable at
                                                                  date of                  maturity
                                                                 purchase

U.S. government agency (0.1%)
Federal Home Loan Mtge Corp Disc Nts
   09-12-96                                                          5.24%              $ 5,200,000               $    5,190,941

Commercial paper (5.0%)
ANZ Delaware
   11-06-96                                                          5.39                 6,000,000                    5,936,750
AT&T
   09-09-96                                                          5.33                 9,000,000                    8,988,075
Associates North America
   09-03-96                                                          5.35                 1,100,000                    1,099,512
AVCO Financial Services
   10-17-96                                                          5.53                 2,800,000                    2,779,731
Barclays U.S. Funding
   09-30-96                                                          5.29                 7,800,000                    7,765,745
CAFCO
   09-19-96                                                          5.43                21,600,000                   21,530,398
Cargill
   10-01-96                                                          5.36                 5,800,000                    5,773,429
   10-04-96                                                          5.29                10,000,000                    9,950,228
CIT Group
   09-23-96                                                          5.33                 8,500,000                    8,471,218
Commercial Credit
   09-24-96                                                          5.33                 5,500,000                    5,480,567
   10-03-96                                                          5.32                 7,000,000                    6,966,056
Commerzbank U.S. Finance
   09-10-96                                                          5.30                 7,000,000                    6,989,733
Dean Witter
   09-04-96                                                          5.34                 4,000,000                    3,997,636
   09-05-96                                                          5.35                 3,800,000                    3,797,187
   10-02-96                                                          5.30                 4,800,000                    4,777,472
Merrill Lynch
   09-27-96                                                          5.34                 4,900,000                    4,880,522
Morgan Stanley Group
   09-06-96                                                          5.37                 4,800,000                    4,795,728
NBD Canada
   09-13-96                                                          5.30                 7,900,000                    7,884,937
Penney (JC) Funding
   10-07-96                                                          5.35                 4,300,000                    4,275,288

PAGE 71
 PepsiCo
   10-10-96                                                          5.31                 2,200,000 (e)                2,187,093
Pfizer
   09-11-96                                                          5.33                14,400,000 (e)               14,376,680
   09-26-96                                                          5.26                 6,200,000 (e)                6,176,536
Reed Elsevier
   11-05-96                                                          5.37                 1,700,000 (e)                1,683,168
St. Paul Companies
   09-18-96                                                          5.30                 7,600,000 (e)                7,579,936
Sandoz
   09-20-96                                                          5.33                 3,700,000 (e)                3,689,106
Siemens
   09-13-96                                                          5.30                 4,700,000                    4,691,039
Toyota Motor Credit
   09-13-96                                                          5.30                 1,400,000                    1,397,331
USAA Capital
   09-13-96                                                          5.43                 5,000,000                    4,988,163

Total                                                                                                                172,909,264

Total short-term securities
(Cost: $178,116,192)                                                                                                $178,100,205

Total investments in securities
(Cost: $3,101,548,672)(p)                                                                                         $3,495,337,797

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing.
(c) Foreign security values are stated in U.S. dollars.  For debt securities,  principal amounts are denominated in the currency indicated.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the board.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the
Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  This security has been determined to be liquid under guidelines established by the board.
(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield from the date of acquisition.
(g) Security is partially or fully on loan.  See Note 5 to the financial statements.
(h) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.
(i) ELKS are equity-linked securities that are structured as an interest-bearing debt security of a brokerage firm and linked to the common stock of another  company. The terms of ELKS differ from those of ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the common stock the ELK is linked to.  The principal amount disclosed equals the current estimated future value of the amount to be received upon maturity.
(j) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of a previous series within the trust have been paid off. Interest is accrued at an effective yield.
(k)Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31,1996.
(l) Pay-in-kind securities are securities in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.
(m) At Aug. 31, 1996, securities valued at $20,980,000 were held to cover open call options written as follows:

Issuer                                        Number of                  Exercise               Expiration                 Value
                                              contracts                     price                     date

Gillette                                            500                        65                Sep. 1996             $  50,000
Microsoft                                           500                       135                Oct. 1996                62,500
Philip Morris                                       700                        95                Sep. 1996                30,625
Philip Morris                                       600                       100                Sep. 1996                 3,750
Total                                                                                                                   $146,875

(n) Identifies issues considered to be illiquid as to their marketability (see Note 1 to the financial statements).
Information concerning such security holdings at Aug. 31, 1996, is as follows:

                                                                                     Aquisition                         Purchase
Security                                                                                   date                             cost

Adams Outdoor  Advertising
10.75%  2006                                                                           03-05-96                       $1,700,000
American United Life
 7.75%   2026                                                                          02-13-96                        2,500,000
Continental Air*
 6.94%   2015                                                                          01-24-96                        5,100,000
First Nationwide Holdings
  12.50% Sr Nts 2003                                                                   04-12-96                        2,372,712
Geotek Communications
 12% Cv 2001                                                                           03-04-96                        2,000,000

*Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

PAGE 72
(o) At Aug. 31, 1996, the cost of securities purchased, including interest purchased, on a when-issued basis was $1,786,875.
(p) At Aug. 31, 1996, the cost of securities for federal income tax purposes was $3,100,838,074 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$442,557,644
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .(48,057,921)

Net unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$394,499,723

PAGE 73

Retirement Annuity Mutual Funds                                 (Percentages represent value of
Aug. 31, 1996                                          investments compared to total net assets)
Moneyshare Fund
________________________________________________________________________________________________
Issuer                              Annualized               Amount          Value(a)
                                    yield on                 payable at
                                    date of                  maturity
                                    purchase
________________________________________________________________________________________________
U. S. government agency (2.1%)
Federal Home Loan Bank
  09-19-96                          5.33%                    $6,000,000        $  5,983,217
________________________________________________________________________________________________
Total U. S. government agency
(Cost: $5,983,217)                                                                5,983,217
________________________________________________________________________________________________
Certificates of deposit (2.8%)
Eurodollar
ABN Amro Yankee
  03-18-97                          5.53                      1,000,000             999,526
CIBC Yankee
  01-09-97                          5.50                      1,000,000           1,000,000
  03-20-97                          5.71                      1,000,000           1,000,000
Commerzbank Yankee
  03-19-97                          5.68                      1,000,000           1,000,000
Deutsche Bank Yankee
  03-21-97                          5.73                      1,000,000           1,000,000
Societe Generale Yankee
  02-24-97                          5.35                      2,000,000           2,000,000
  03-12-97                          5.60                      1,000,000           1,000,000
________________________________________________________________________________________________
Total certificates of deposit
(Cost: $7,999,526)                                                                7,999,526
________________________________________________________________________________________________
Commercial paper (86.5%)
Automotive & related (3.7%)
Ford Motor Credit
  10-04-96                          5.33                      2,700,000           2,686,485
  10-11-96                          5.28                      4,000,000           3,976,083
Toyota Motor Credit
   09-20-96                         5.30                      4,100,000           4,087,973

Total                                                                            10,750,541
________________________________________________________________________________________________
Banks and savings & loans (6.9%)
BBV Finance Delaware
  10-15-96                          5.33                      8,800,000           8,741,700
  11-22-96                          5.37                      4,100,000           4,049,806
First Union Bank
  06-06-97                          5.95                      1,000,000           1,000,000
Kredietbank
  10-29-96                          5.50                      5,000,000           4,955,504
PNC Bank
See accompanying notes to
investments in securities.
  12-20-96                          5.38                      1,000,000             999,883

Total                                                                            19,746,893
________________________________________________________________________________________________

Beverages & tobacco (1.3%)
PepsiCo
  10-10-96                          5.31                      3,800,000(b)        3,777,707
_______________________________________________________________________________________________

Broker dealers (5.3%)
Goldman Sachs Group
  09-09-96                          5.50                      4,000,000           3,994,550
Merrill Lynch
  10-11-96                          5.31                      6,500,000           6,460,913
Morgan Stanley Group
  09-03-96                          5.35                      4,900,000           4,897,828

Total                                                                            15,353,291
_______________________________________________________________________________________________

PAGE 74
Commercial finance (4.5%)
Ciesco LP
  09-11-96                          5.35                      2,100,000           2,096,586
  10-01-96                          5.43                      5,200,000           5,175,932
  10-01-96                          5.46                      5,600,000           5,573,912

Total                                                                            12,846,430
_________________________________________________________________________________________________
Consumer finance (5.0%)
Avco Financial
  10-30-96                          5.49                      5,000,000           4,954,833
  11-01-96                          5.51                      4,100,000           4,061,587
Household Finance
  10-01-96                          5.47                      5,500,000           5,474,330

Total                                                                            14,490,750
________________________________________________________________________________________________
Electronics (2.3%)
Siemens
  09-18-96                          5.44                      6,600,000           6,582,213
________________________________________________________________________________________________
Energy (2.9%)
Chevron Transport
  10-25-96                          5.33                      2,600,000(b)        2,579,027
Mobil Australia Finance
  09-17-96                          5.39                      5,700,000(b)        5,685,600

Total                                                                             8,264,627
________________________________________________________________________________________________
Energy equipment & services (1.6%)
ABB Treasury
  10-22-96                          5.31                      4,500,000(b)        4,465,745
________________________________________________________________________________________________
Financial services (23.1%)
American General Finance
  09-27-96                          5.42                      6,500,000           6,473,821
Associates North America
  09-09-96                          5.40                      5,000,000           4,993,287
  Beneficial
  09-12-96                          5.39                      4,500,000           4,491,975
  09-26-96                          5.31                      1,900,000           1,892,741
CAFCO
  09-19-96                          5.42                      4,600,000(b)        4,586,963
  10-24-96                          5.31                      4,500,000           4,464,428
CIT Group Holdings
  09-23-96                          5.33                      5,000,000           4,983,069
Fleet Funding
  09-06-96                          5.37                      4,800,000(b)        4,795,720
General Electric Capital Services
  10-21-96                          5.32                      6,000,000           5,955,120
  10-22-96                          5.32                      6,000,000           5,954,240
Transamerica Financial
  10-04-96                          5.36                      3,000,000           2,984,927
  10-22-96                          5.32                      4,000,000           3,969,493
USAA Capital
  10-08-96                          5.32                      7,000,000           6,960,913
  10-21-96                          5.31                      4,000,000           3,970,137

Total                                                                            66,476,834
________________________________________________________________________________________________
Food (4.3%)
Cargill Global Funding
  09-20-96                          5.31                      7,500,000           7,477,958
CPC Intl
  10-17-96                          5.49                      5,000,000(b)        4,964,619

Total                                                                            12,442,577
________________________________________________________________________________________________
Health care (2.1%)
Sandoz
  09-03-96                          5.34                      2,600,000(b)        2,598,847
  09-11-96                          5.39                      3,500,000           3,494,268

Total                                                                             6,093,115
________________________________________________________________________________________________
Industrial equipment & services (1.7%)
Illinois Tool  Works
  10-08-96                          5.47                      5,000,000           4,971,447
________________________________________________________________________________________________

PAGE 75
Insurance (6.5%)
Pacific Mutual Life
  09-23-96                          5.30                      7,000,000           6,976,387
SAFECO Credit
  10-07-96                          5.36                      3,900,000           3,878,676
  11-25-96                          5.39                      8,100,000           7,996,865

Total                                                                            18,851,928
_______________________________________________________________________________________________
Media (3.0%)
Gannett
  10-18-96                          5.54                      2,600,000(b)        2,581,037
Reed Elsevier
  10-21-96                          5.32                      6,000,000(b)        5,955,120

Total                                                                             8,536,157
_______________________________________________________________________________________________
Retail (0.7%)
Penney (JC) Funding
  09-05-96                          5.33                      2,100,000           2,098,451
_______________________________________________________________________________________________
Transportation (1.2%)
Consolidated Rail
  10-08-96                          5.34                      3,600,000(b)        3,579,860
________________________________________________________________________________________________
Utilities -- gas  (4.2%)
Ameritech
  09-13-96                          5.33                      4,600,000(b)        4,591,196
Southern California Gas
  11-07-96                          5.37                      7,500,000(b)        7,424,918

Total                                                                            12,016,114
_______________________________________________________________________________________________
Utilities -- telephone (6.2%)
 Southwestern Bell
  09-10-96                          5.37                      7,000,000           6,989,617
U S WEST Communications
  09-17-96                          5.44                      6,000,000           5,984,728
  09-23-96                          5.40                      4,900,000           4,883,220

Total                                                                            17,857,565
_______________________________________________________________________________________________
Total commercial paper
(Cost: $249,202,245)                                                            249,202,245
_______________________________________________________________________________________________
Letters of credit (9.2 %)
Domestic (2.1%)
Bank of New York-
River Fuel
  09-04-96                          5.39                      6,000,000(b)        5,996,420
_______________________________________________________________________________________________
Eurodollar (7.1%)
ABN Amro-
Sci Systems
  10-08-96                          5.33                      4,000,000           3,977,495
Bank of Montreal-
Bancomer
  10-04-96                          5.32                      3,200,000           3,183,922
Barclays Bank-
Banco Real
  10-01-96                          5.43                      3,000,000           2,986,308
Credit Suisse-
Sinochem
  09-04-96                          5.34                      4,000,000           3,997,627
Natl Westminster Bank-
Nebraska Higher Education
  09-03-96                          5.34                      1,500,000           1,499,333
Societe Generale Yankee
  09-03-96                          5.32                      5,000,000           4,997,783

Total                                                                            20,642,468
 _______________________________________________________________________________________________
Total letters of credit
(Cost: $26,638,888)                                                              26,638,888
_______________________________________________________________________________________________
Total investments in securities
(Cost: $289,823,876)(c)                                                        $289,823,876
________________________________________________________________________________________________

PAGE 76
Notes to investments in securities

(a)  Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."  This security has been determined to be liquid under guidelines established by the board.
(c)  At Aug. 31, 1996, the cost also represents the cost of securities for federal income tax purposes.

PAGE 77

Retirement Annuity Mutual Funds                                                                   (Percentage represent value of
Aug. 31, 1996                                                                          investments compared to total net assets)
International Equity Fund


Common stocks  (88.3%)
Issuer                                                                                     Shares                       Value(a)

Australia (3.9%)
Banks and savings & loans (0.9%)
Westpac Banking                                                                         3,488,000 (c)                $17,121,528

Energy (0.4%)
Broken Hill Proprietary                                                                   531,568 (c)                  7,235,464

Metals (2.3%)
CRA                                                                                       654,905 (c)                  9,949,611
MIM Holdings                                                                            5,095,000                      6,524,295
Pasminco                                                                                9,403,382                     13,899,524
WMC Limited                                                                             1,947,000 (c)                 13,543,254

Total                                                                                                                 43,916,684

Paper & packaging (0.3%)
Amcor                                                                                     925,000 (c)                  5,659,227

Austria (0.9%)
Energy (0.5%)
OMV                                                                                        96,430                      9,630,499

Machinery (0.4%)
Boehler-Uddeholm                                                                          107,600 (b,d)                8,390,186

Brazil (0.4%)
Communications equipment & services
Telebras ADR                                                                              110,000                      8,181,250

Canada (0.9%)
Aerospace & defense (0.5%)
Bombardier Cl B                                                                           600,800                      8,472,788

Communications equipment & services (0.4%)
BCE Mobile                                                                                250,300 (b)                  7,407,218

Chile (0.1%)
Utilities -- electric
Empresa Nacional de Electric ADR                                                           84,100                      1,650,462

France (6.5%)
Automotive & related (0.6%)
Peugeot                                                                                   100,300 (b)                 11,489,458

Banks and savings & loans (1.9%)
See accompanying notes to investments in securities.
Banque Nationale de Paris                                                                 341,000                     12,284,283
Credit Commercial de France                                                               522,000                     23,990,401

Total                                                                                                                 36,274,684

Building materials & construction (1.0%)
Lafarge-Coppee (Bearer)                                                                   319,280                     17,656,327
Lafarge-Coppee Bonus Shares                                                                10,971                        606,701

Total                                                                                                                 18,263,028

Energy (0.9%)
Societe Nationale Elf Aquitaine                                                           119,084                      8,673,911
Total Petroleum Cl B                                                                      112,500                      8,276,552

Total                                                                                                                 16,950,463

Insurance (0.2%)
Union des Assurances Federales                                                             33,000                      3,786,698

Leisure time & entertainment (0.8%)
Accor                                                                                     116,500                     14,104,478

PAGE 78
Multi-industry conglomerates (1.0%)
Lyonnaise des Eaux Dumez                                                                  207,000                      18,143,80

Retail (0.1%)
Casino Guichard Perrachon                                                                  59,366                      2,343,803

Germany (5.4%)
Automotive & related (0.9%)
Daimler-Benz                                                                              304,000                     16,545,964

Chemicals (2.4%)
Bayer                                                                                     446,010 (c)                 15,861,008
Henkel KGaA                                                                                45,660                      1,928,275
Henkel KGaA Pfd                                                                           410,940                     16,896,313
Hoechst                                                                                   302,000 (c)                 10,590,763

Total                                                                                                                 45,276,359

Leisure time & entertainment (0.2%)
Adidas (Bearer)                                                                            41,400                      3,559,681

Utilities -- electric (0.4%)
RWE                                                                                       206,000 (c)                  7,502,551

Miscellaneous (1.5%)
Degussa                                                                                    38,506                     13,607,648
SGL Carbon                                                                                123,400 (d)                 15,058,644

Total                                                                                                                 28,666,292

Hong Kong (3.7%)
Banks and savings & loans (0.9%)
HSBC Holdings                                                                           1,022,800                     17,659,570

Multi-industry conglomerates (1.4%)
Citic Pacific                                                                           1,340,000                     5,892,394
Hutchison Whampoa                                                                       1,449,000                     8,770,459
Swire Pacific Cl A                                                                      1,200,000                    10,669,943

Total                                                                                                                25,332,796

Real estate (1.4%)
Cheung Kong Holdings                                                                    1,187,000                     8,328,342
Henderson Land                                                                          1,024,000                     8,012,415
Sun Hung Kai Properties                                                                   941,000                     9,188,502

Total                                                                                                                25,529,259

Indonesia (0.1%)
Multi-industry conglomerates
India Fund                                                                                350,000 (b)                 2,756,250

Italy (2.6%)
Communications equipment & services (1.1%)
Stet Risp                                                                               4,095,500                     9,883,863
Telecom Italia                                                                          5,256,000                    10,318,164

Total                                                                                                                20,202,027

Energy (1.0%)
Ente Nazionale Idrocarburi Spa                                                          4,457,297 (c)                19,477,710


Insurance (0.5%)
INA                                                                                     5,993,800 (c)                 8,552,080

Japan (27.5%)
Banks and savings & loans (1.4%)
Sanwa Bank                                                                                977,000 (c)                17,263,390
Sumitomo Trust & Banking                                                                  700,000                     8,310,325

Total                                                                                                                25,573,715

Building materials & construction  (1.8%)
Nihon Cement                                                                            2,300,000                    15,070,863
Taisei                                                                                  2,900,000                    18,388,549

Total                                                                                                                33,459,412

PAGE 79
Communications equipment & services (1.0%)
Nippon Telegraph & Telecommunications                                                       2,600                     18,448,371

Electronics (7.0%)
Matsushita Electric                                                                     1,750,000                     29,472,667
NEC                                                                                     2,400,000                     25,621,202
Omron                                                                                     640,000                     11,720,964
Rohm                                                                                      270,000                     16,176,146
Sanyo Electric                                                                          3,800,000                     19,584,022
TDK                                                                                       500,000                     28,805,448

Total                                                                                                                131,380,449

Health care (1.4%)
Banyu Pharmaceuticals                                                                     600,000                      7,840,972
Sankyo Pharmaceuticals                                                                    770,000                     19,133,076

Total                                                                                                                 26,974,048

Industrial equipment  & services (3.4%)
DAI Nippon Printing                                                                       900,000                     15,819,988
Kawasaki Heavy Inds                                                                     1,400,000                      6,442,113
Mitsubishi Heavy Inds                                                                   2,800,000                     22,135,098
Secom                                                                                     310,000                     19,827,903

Total                                                                                                                 64,225,102

Insurance (0.9%)
Tokio Marine & Fire                                                                     1,500,000                     17,117,614

Metals  (1.4%)
Nippon Steel                                                                            8,436,000                     26,707,009

Real estate (1.2%)
Mitsui Fudosan                                                                          1,800,000                     22,197,679

Retail (1.0%)
Ito-Yokado                                                                                117,000                      6,169,796
Marui                                                                                     654,000                     12,819,989

Total                                                                                                                 18,989,785

Textiles & apparel (0.6%)
Onward Kashiyama                                                                          800,000                     11,043,622

Transportation (1.6%)
Japan Airlines                                                                          1,985,000 (b)                 14,797,073
Nippon Express                                                                          1,810,000                     15,941,191

Total                                                                                                                 30,738,264

Wire & cable (3.3%)
Nippon Denso                                                                            1,500,000 (b)                 30,922,141
NTN                                                                                     2,500,000                     15,990,242
Sumitomo Electric Inds                                                                  1,025,000                     13,583,655

Total                                                                                                                 60,496,038

Miscellaneous (1.5%)
 Itochu                                                                                 2,600,000                     15,768,451
Mitsubishi Material                                                                     2,505,000                     12,103,118

Total                                                                                                                 27,871,569

Korea (0.5%)
Electronics (0.2%)
Samsung Electronics                                                                        52,400                      4,080,708

Utilities -- electric (0.3%)
Korea Electric Power ADR                                                                  300,000 (c)                  6,375,000

Malaysia (1.7%)
Banks and savings & loans (0.2%)
Malayan Banking                                                                           471,000                      4,477,617

Building materials & construction  (0.4%)
United Engineers                                                                          945,000                      6,709,386

PAGE 80
Leisure time & entertainment (0.4%)
Resorts World                                                                           1,444,000                      7,877,416

Multi-industry conglomerates (0.5%)
Sime Darby                                                                              2,818,000                      9,551,583

Utilities -- telephone (0.2%)
Telekom Malaysia                                                                          496,000                      4,377,056

Mexico (0.6%)
Banks and savings & loans (0.3%)
Banamex Series B                                                                          642,800                      5,454,158

Building materials & construction  (0.3%)
Empresas ICA Sociedad Controladora ADR                                                    404,890 (c)                  6,073,350

Netherlands (3.2%)
Chemicals (1.0%)
Akzo Nobel                                                                                152,621                     17,744,916

Financial services (1.0%)
Ing Groep                                                                                 567,637                     17,688,405

Textiles & apparel (1.0%)
Gucci                                                                                     289,944 (b)                 19,643,002

Transportation (0.2%)
KLM Royal Dutch Airlines                                                                  160,700                      4,426,490

New Zealand (0.5%)
Paper & packaging
Carter Holt Harvey                                                                      3,851,000                      8,640,242
Fletcher Challenge Forest                                                                 230,203                        317,841

Total                                                                                                                  8,958,083

Norway (--%)
Industrial transportation
First Olsen Tankers                                                                        98,420 (b)                    813,699

Peru (0.4%)
Communications equipment & services
Telefonica Del Peru ADR                                                                   350,000                      8,181,250

Philippines (0.7%)
Financial services (0.3%)
Philippine Commercial Intl Bank                                                           441,000                      6,144,875

Utilities -- telephone (0.4%)
Philippines Long Distance Telephone ADR                                                   131,900 (c)                  7,897,513

Singapore (5.0%)
Automotive & related (0.7%)
Cycle & Carriage                                                                        1,306,000                     12,530,916

Banks and savings & loan (1.1%)
Development Bank Singapore                                                                539,500 (b)                  6,326,759
Overseas Union Bank                                                                     1,978,000                     13,777,114

Total                                                                                                                 20,103,873

Beverages & tobacco (0.6%)
Fraser & Neave                                                                          1,099,000                     11,091,542

Industrial equipment & services (0.3%)
Sembawang Shipyard                                                                      1,243,000                      5,742,359

Industrial transportation (0.7%)
Keppel                                                                                  1,647,000                     12,525,158

Mutli-industry conglomerates (0.5%)
Straits Steamship                                                                       2,815,000                      9,643,424

Real estate (1.1%)
City Developments                                                                         968,000                      8,049,467
DBS Land                                                                                3,967,000                     13,195,139

Total                                                                                                                 21,244,606

PAGE 81
Spain (1.6%)
Communications equipment & services (1.0%)
Telefonica                                                                                984,017                     18,293,204

Energy (0.6%)
Repsol                                                                                    364,000                     11,831,128

Sweden (2.6%)
Industrial equipment & services (1.8%)
Asea B Free Shares                                                                        130,000                     13,892,830
Ericsson (LM) B Free                                                                      825,000                     19,239,622

Total                                                                                                                 33,132,452

Machinery (0.8%)
Scania Cl A                                                                               302,373 (b)                  8,032,852
Scania Cl B                                                                               294,220 (b)                  7,838,465

Total                                                                                                                 15,871,317

Switzerland (3.8%)
Banks and savings & loans (0.6%)
Swiss Bank                                                                                 52,444 (b)                 10,214,803

Financial services (1.0%)
CS Holdings                                                                               188,892                     19,595,912

Health care (2.2%)
Sandoz                                                                                     35,400                     42,122,490

Taiwan (0.4%)
 Multi-industry conglomerates
Taiwan Fund                                                                               322,800 (c)                  7,585,800

Thailand (1.5%)
Banks and savings & loans (0.8%)
First Bangkok City Bank                                                                 4,332,500                      6,634,435
Siam Commercial Bank616,0007,741,079

Total                                                                                                                 14,375,514

Building materials & construction  (0.4%)
TPI Polene                                                                              2,265,585                      6,401,475

Financial services (0.3%)
Dhana Siam Finance                                                                      1,006,400                      4,812,266

United Kingdom (13.8%)
Banks and savings & loans (1.3%)
Lloyds TSB                                                                              3,092,300                     18,109,662
Natl Westminster                                                                          593,407                      6,139,543

Total                                                                                                                 24,249,205

Beverages & tobacco (0.2%)
Guinness                                                                                      412                      3,139,522

Building materials & construction (1.1%)
Redland                                                                                 3,116,100                     21,339,215

Electronics (0.8%)
Pemier Farnell                                                                          1,423,300                     14,603,579

Energy (1.1%)
Shell Transport & Trading                                                               1,394,200                     20,270,864

Furniture & appliances (0.8%)
Emi Group                                                                                 536,500                     12,073,445
Thorn                                                                                     536,500                      3,259,243

Total                                                                                                                 15,332,688

Health care (1.5%)
Glaxo Wellcome                                                                          1,593,600                     22,846,490
Smith & Nephew                                                                          1,490,100                      4,520,369

Total                                                                                                                 27,366,859

PAGE 82
Insurance (0.3%)
Sun Life                                                                                1,420,200                      4,812,899

Leisure time & entertainment (1.3%)
Granada Group                                                                           1,795,800                     24,441,219

Machinery (1.4%)
Siebe                                                                                   1,853,400                     26,527,672

Multi-industry conglomerates (0.1%)
Framlington Maghreb Fund Units                                                             50,000 (b)                  2,625,000

Paper & packaging (0.3%)
Smurfit Group                                                                           1,724,727                      4,713,634

Retail (2.2%)
Great Universal Stores                                                                  1,969,700                     20,040,659
Kingfisher                                                                              1,216,300                     12,441,693
Next                                                                                      927,812                      8,411,234

Total                                                                                                                 40,893,586

Transportation (1.4%)
British Airways                                                                         1,352,300                     11,097,962
NFC                                                                                     5,180,595                     15,291,106

Total                                                                                                                 26,389,068

Total common stocks
(Cost: $1,539,778,201)                                                                                            $1,655,602,691


Other (0.2%)
Issuer                                                                                     Shares                      Value (a)

Singapore
Keppel Warrants                                                                         1,233,000                    $ 4,223,923

Total other
(Cost: $5,015,287)                                                                                                   $ 4,223,923

Bond (0.4%)
Issuer and                                                                              Principal                      Value (a)
coupon rate                                                                                amount

Malaysia
Renong
(U.S. Dollar)
  2.50% Cv 2005                                                                        $6,000,000  (d)                $6,645,000

Total bond
(Cost $6,003,288)                                                                                                     $6,645,000

Short-term securities (13.7%)
Issuer                                                              Annualized              Amount                      Value(a)
                                                                      yield on          payable at
                                                                       date of            maturity
                                                                      purchase

U.S. government agency (0.3%)
Federal Home Loan Mtge Corp Disc Nts
  09-12-96                                                               5.24%         $ 3,500,000                     3,493,910
  09-18-96                                                               5.19            2,500,000                     2,493,537
                                                                                                                    ____________
Total                                                                                                                  5,987,447

Commercial paper (13.4%)
Alabama Power
  10-29-96                                                               5.35            2,200,000                     2,180,855
Avco Financial Services
  10-22-96                                                               5.49            1,300,000                     1,289,557
BBV Finance
  10-15-96                                                               5.33           12,000,000                    11,920,500
BellSouth Telephone
  10-08-96                                                               5.32            1,000,000                       994,427

PAGE 83
CAFCO
  09-19-96                                                               5.42            2,900,000 (e)                 2,890,655
Cargill Global
  10-23-96                                                               5.48            6,000,000 (e)                 5,951,056
Ciesco LP
  09-25-96                                                               5.27            9,000,000                     8,967,187
   11-06-96                                                              5.39            7,400,000                     7,321,992
Colgate Palmolive
  09-26-96                                                               5.28            5,900,000 (e)                 5,877,587
Commerzbank US Finance
  09-10-96                                                               5.30            4,800,000                     4,792,960
Dean Witter
  10-03-96                                                               5.32            8,000,000                     7,961,280
First Chicago Natl Bank Detroit Canada
  09-09-96                                                               5.32            4,700,000                     4,693,773
Fleet Funding
  09-10-96                                                               5.32            2,100,000 (e)                 2,096,908
Ford Motor Credit
  10-11-96                                                               5.28            2,400,000                     2,385,650
General Electric Capital
  10-22-96                                                               5.32           10,000,000                     9,923,733
Goldman Sachs Group LP
  10-18-96                                                               5.34            9,400,000                     9,331,434
Merrill Lynch
  09-06-96                                                               5.38           12,600,000                    12,588,765
Mobil Australia Finance (Delaware)
  09-23-96                                                               5.28            7,600,000 (e)                 7,574,508
Natl Australia Funding (Delaware)
  09-23-96                                                               5.26            6,000,000                     5,979,913
  10-07-96                                                               5.34            9,800,000                     9,746,718
Northern States Power
  09-26-96                                                               5.28            1,100,000                     1,095,821
Pacific Mutual Life Insurance
  09-23-96                                                               5.30            6,100,000                     6,079,423
Penney (JC) Funding
  09-05-96                                                               5.33            3,700,000                     3,697,271
  10-10-96                                                               5.30            7,600,000                     7,555,498
  10-11-96                                                               5.30            4,200,000                     4,174,792
Pfizer
  09-12-96                                                               5.30            3,000,000 (e)                 2,994,720
Pitney Bowes Credit
  10-16-96                                                               5.52            3,000,000                     2,978,721
St. Paul Companies
  09-13-96                                                               5.31           12,800,000 (e)                12,775,595
  09-18-96                                                               5.31            2,600,000 (e)                 2,593,136
Sandoz
  09-03-96                                                               5.42            3,900,000                     3,898,252
  09-04-96                                                               5.32            5,000,000 (e)                 4,997,061
Siemens
  09-26-96                                                               5.29            5,200,000                     5,180,208
SmithKline Beecham
  09-20-96                                                               5.27            6,700,000                     6,680,458
  09-30-96                                                               5.26            7,600,000                     7,566,813
Sysco
  09-17-96                                                               5.30            3,800,000 (e)                 3,790,525
Toyota Motor Credit
  09-17-96                                                               5.28            5,800,000                     5,785,594
  09-20-96                                                               5.31            9,200,000                     9,173,013
  09-27-96                                                               5.28            5,000,000                     4,980,275
  10-04-96                                                               5.32            2,200,000                     2,189,029
 Transamerica Financial
  09-18-96                                                               5.30            7,900,000                     7,879,144
USAA Capital
  09-19-96                                                               5.27            4,000,000                     3,988,917
  10-21-96                                                               5.31            1,700,000                     1,686,339
U S WEST Communications
  09-18-96                                                               5.43            2,900,000                     2,890,717
  09-24-96                                                               5.40            7,100,000                     7,074,629
  10-23-96                                                               5.30            4,000,000                     3,968,508

Total                                                                                                                250,143,917

Letter of credit (--%)
First Chicago-
Commed Fuel
  10-16-96                                                               5.34              800,000                       794,222

Total short-term securities
(Cost: $256,938,786)                                                                                              $  256,925,586

PAGE 84
Total investments in securities
(Cost: $1,807,735,562)(f)                                                                                         $1,923,397,199

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing.
(c) Security is partially or fully on loan. See Note 5 to the financial statements.
(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the board.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2)of the
Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(f) At Aug. 31, 1996, the cost of securities for federal income tax purposes was $1,809,367,950 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                                                                             $180,593,648
Unrealized depreciation                                                                                              (66,564,399)

Net unrealized appreciation                                                                                         $114,029,249

PAGE 85

Retirement Annuity Mutual Funds                                                        (Percentages represent value of
Aug. 31, 1996                                                                investments compared to total net assets)
Aggressive Growth Fund

Investments in securities of unaffiliated issuers
Common & preferred stocks (75.1%)
Issuer                                                                         Shares                         Value(a)

Airlines (--%)
AirNet Systems                                                                 36,300 (b)               $      435,600

Automotive & related (0.8%)
Miller Inds                                                                   480,000 (b)                   16,080,000

Banks and savings & loans (4.6%)
Bank of Boston                                                                173,000                        9,125,750
Bank of New York                                                              350,000                        9,756,250
Barnett Banks                                                                 150,000                        9,843,750
Cityscape Financial                                                           228,000 (b)                    6,270,000
Dime Bancorp                                                                  780,000 (b)                   10,237,500
GreenPoint Financial                                                          288,000                       10,260,000
MBNA                                                                          370,000                       11,238,750
SouthTrust                                                                    325,000                        9,587,500
Washington Mutual                                                             335,600                       12,165,500

Total                                                                                                       88,485,000

Building materials & construction (1.0%)
Tyco Intl                                                                     459,300                       19,405,425

Chemicals (1.9%)
IMC Global                                                                    330,000                       14,190,000
Praxair                                                                       275,000                       11,309,375
Safety-Kleen                                                                  591,800                       10,208,550

Total                                                                                                       35,707,925

Communications equipment & services (1.8%)
Cascade Communications                                                        100,000                        6,812,500
Geotek Communications                                                         247,700 (b)                    2,260,263
Tellabs                                                                       170,000 (b)                   10,773,750
Verifone                                                                      300,000 (b)                   14,325,000

Total                                                                                                       34,171,513

Computers & office equipment (9.4%)
Broadway & Seymour                                                            414,000 (b)                    5,019,750
CCC Information Services Group                                                 79,300 (b)                    1,467,050
Cisco Systems                                                                 750,000 (b)                   39,562,500
Computer Task Group                                                           300,000                        8,625,000
E*TRADE Group                                                                 150,000 (b)                    1,575,000
Equifax                                                                       392,000                        9,996,000
See accompanying notes to investments in securities.
First Data                                                                    250,000                       19,500,000
Fiserv                                                                        303,000 (b)                   10,264,125
Natl Processing                                                                34,700 (b)                      594,237
Network General                                                               540,000 (b)                    9,180,000
Oracle                                                                        637,500 (b)                   22,471,875
Parametric Technology                                                         430,000 (b)                   19,470,938
PeopleSoft                                                                    120,000 (b)                    9,210,000
Sungard Data Systems                                                          385,000 (b)                   16,458,750
Wall Data                                                                     383,100 (b)                    9,481,725

Total                                                                                                      182,876,950

Electronics (2.8%)
ADT                                                                           243,900 (b)                    4,786,537
Computer Products                                                             563,000 (b)                   10,978,500
Dynatech                                                                      260,000 (b)                   10,205,000
Harman Intl                                                                   200,000                        8,775,000
Symbol Technologies                                                           216,000 (b)                    9,612,000
Vitesse Semiconductor                                                         330,000 (b)                   10,518,750

Total                                                                                                       54,875,787

Energy (4.2%)
Barrett Resources                                                             326,000 (b)                   10,798,750
Brown (Tom)                                                                   275,000 (b)                    4,400,000

PAGE 86
Louisiana Land & Exploration                                                  190,000                       10,806,250
Nabors Inds                                                                   710,000                       10,561,250
Noble Affiliates                                                              250,000                       10,031,250
Pogo Producing                                                                325,000                       11,090,625
Santa Fe Energy Resources                                                     325,000                        3,818,750
Swift Energy                                                                  490,000 (b)                   12,188,750
United Meridian                                                               190,600 (b)                    7,576,350

Total                                                                                                       81,271,975

Energy equipment and services (4.0%)
Cooper Cameron                                                                125,600 (b)                    6,625,400
Diamond Offshore Drilling                                                     125,000 (b)                    6,375,000
Global Marine                                                               1,100,000 (b)                   15,812,500
Lone Star Technologies                                                        606,600 (b)                    9,933,075
Marine Drilling                                                             1,155,000 (b)                   10,106,250
Smith Intl                                                                    299,200                       10,397,200
Sonat Offshore Drilling                                                       184,800                       10,094,700
Tidewater                                                                     215,000                        8,250,625

Total                                                                                                       77,594,750

Financial services (4.1%)
ADVANTA Cl B                                                                  204,000                        9,078,000
Franklin Resources                                                            170,000                       10,115,000
Green Tree Financial                                                          240,000                        8,340,000
Household Intl                                                                126,000                        9,985,500
Olympic Financial                                                             425,000 (b)                   10,412,500
Paychex                                                                       487,500                       26,081,250
Winthrop Resources                                                            200,000                        4,950,000

Total                                                                                                       78,962,250

Furniture & appliances (0.7%)
Leggett & Platt                                                               119,600                        3,408,600
Miller (Herman)                                                               273,900                       10,275,530

Total                                                                                                       13,684,130

Health care (2.1%)
Boston Scientific                                                             200,000 (b)                    9,175,000
Guidant                                                                       202,400                       10,271,800
Mentor                                                                        400,000                       12,650,000
Vivus                                                                         267,000 (b)                    9,345,000

Total                                                                                                       41,441,800

Health care services (3.9%)
Cardinal Health                                                               160,000                       11,740,000
HBO & Company                                                               1,000,000                       54,625,000
Vivra                                                                         335,000 (b)                   10,091,875

Total                                                                                                       76,456,875

Household products (0.5%)
Estee Lauder                                                                  228,000                        9,804,000

Industrial equipment & services (1.2%)
Energy Biosystems
 8% Cv Pfd                                                                    35,000 (b,c)                   1,436,715
Sanifill                                                                     259,600 (b)                    12,038,950
United Waste Systems                                                         350,000 (b)                    10,325,000

Total                                                                                                       23,800,665

Insurance (1.2%)
AFLAC                                                                        285,000                         9,796,875
Everest Reinsurance Holdings                                                 209,400                         5,104,125
UMUM                                                                         145,000                         9,207,500

Total                                                                                                       24,108,500

Leisure time & entertainment (3.9%)
Harley-Davidson                                                              280,000                        11,480,000
Intl Game Technology                                                         770,000                        15,688,750
Marriott Intl                                                                330,000                        18,108,750

PAGE 87
Mattel                                                                       250,000                         6,593,750
Natl Education                                                               795,000                        14,409,375
WMS Inds                                                                     399,000 (b)                     9,226,875

Total                                                                                                       75,507,500

Media (3.5%)
American Radio Systems                                                       280,000 (b)                     9,940,000
Belo (AH) Cl A                                                               276,210                        11,082,926
Clear Channel Communications                                                 135,000 (b)                    11,120,625
Emmis Broadcasting                                                           217,600 (b)                    11,369,600
Harcourt General                                                             300,000                        14,362,500
Outdoor Systems                                                              254,500 (b)                    10,752,625

Total                                                                                                       68,628,276

Metals (1.6%)
SGL Carbon                                                                   300,000 (b)                    12,075,000
Titanium Metals                                                              217,300 (b)                     5,188,038
UCAR Intl                                                                    350,800 (b)                    13,681,200

Total                                                                                                       30,944,238

Multi-industry conglomerates (0.5%)
Alco Standard                                                                200,000                         8,725,000

Paper & packaging (0.5%)
Sealed Air                                                                   270,000 (b)                    10,226,250

Restaurants & lodging (3.8%)
Apple South                                                                  380,000                         7,980,000
Applebee's Intl                                                              400,000                        11,600,000
CapStar Hotel                                                                520,000 (b)                     9,360,000
Hospitality Franchise System                                                 400,000                        23,950,000
Prime Hospitality                                                            525,000 (b)                     9,975,000
Sonic                                                                        430,000 (b)                    10,105,000

Total                                                                                                       72,970,000

Retail (9.2%)
Albertson's                                                                  223,000                         9,449,625
American Stores                                                              245,000                        10,075,625
Corporate Express                                                            255,500 (b)                     9,581,250
Dollar General                                                               510,000                        16,447,500
Fingerhut                                                                    320,000                         4,280,000
Friedman's Cl A                                                              317,000 (b)                     6,657,000
Gap                                                                          330,000                        11,550,000
Home Depot                                                                   182,000                         9,668,750
Home Shopping Network                                                        679,000 (b)                     7,299,250
Lowe's                                                                       400,000                        14,450,000
Pep Boys--Manny, Moe & Jack                                                  290,000                         9,715,000
Price Costo                                                                  500,000 (b)                     9,937,500
Richfood Holdings Cl A                                                       270,000                        10,260,000
Safeway                                                                      280,000 (b)                    10,150,000
Saks Holdings                                                                300,000 (b)                    10,237,500
TJX                                                                          550,000                        17,600,000
Vons                                                                         231,000 (b)                    10,221,750

Total                                                                                                      177,580,750

Textiles & apparel (0.5%)
Shaw Inds                                                                    684,000                        10,260,000

Utilities -- electric (0.6%)
AES                                                                          300,000                        10,650,000

Utilities -- gas (1.0%)
Seagull Energy                                                               500,000 (b)                     9,000,000
Sonat                                                                        243,000                        10,722,375

Total                                                                                                       19,722,375

Utilities -- telephone (1.1%)
NEXTEL Communications                                                        219,900 (b)                     3,600,863
Tel-Save Holdings                                                            445,000 (b)                    10,235,000
 WorldCom                                                                    345,000 (b)                     7,245,000

Total                                                                                                       21,080,863

PAGE 88
Foreign (4.7%) (h)
American Group                                                               206,000 (b)                     5,019,841
Banco de Galicia -- Buenos Aires                                              35,000                           721,875
Barco                                                                         36,100                         6,196,357
Bufete Industrial ADR                                                        260,000                         4,680,000
Coca-Cola FEMSA                                                              350,000                         9,187,500
Danka Business Systems                                                       400,000                        11,650,000
Empresas ICA Sociedad                                                        900,000 (f)                    13,500,000
Northern Telecommunications                                                  200,000                         9,975,000
Renaissance Energy                                                           373,000 (b)                    10,493,221
Schlumberger                                                                  70,000                         5,906,250
Sun Intl Hotels                                                              169,600 (b)                     8,034,800
Swire Pacific                                                                724,000                         6,437,532

Total                                                                                                       91,802,376

Total common & preferred stocks
(Cost: $1,211,876,053)                                                                                  $1,457,260,773


Bonds (0.8%)
Issuer                                                                     Principal                          Value(a)
                                                                              amount

Park Electrochemical
   7% 2006                                                                $4,500,000                    $    3,577,500
Richy Electronics
   7%  Cv 2006                                                             3,000,000 (g)                     2,915,130
Thermo Electron
  4.25%  Cv 2003                                                           7,500,000 (c)                     8,962,500

Total bonds
(Cost: $15,000,000)                                                                                     $   15,455,130

Short-term securities (23.7%)
Issuer                                              Annualized                Amount                          Value(a)
                                                      yield on            payable at
                                                       date of              maturity
                                                      purchase

U.S. government agencies (0.8%)
Federal Home Loan Bank
  09-19-96                                                5.33%        $12,000,000                     $    11,966,433

Federal Home Loan Mtge Corp Disc Nts
  09-12-96                                                5.24           3,600,000                           3,593,736
  09-12-96                                                5.33             200,000                             199,647

Total                                                                                                       15,759,816

Commercial paper (22.9%)
A.I. Credit
   09-18-96                                               5.37           4,000,000                           3,989,340
American General Finance
   09-17-96                                               5.41           3,700,000                           3,690,188
Ameritech Capital Funding
   09-13-96                                               5.33           5,800,000 (d)                       5,788,899
   09-24-96                                               5.40           2,100,000 (d)                       2,091,857
   09-26-96                                               5.40           9,900,000                           9,858,712
   10-04-96                                               5.34           2,000,000 (d)                       1,989,989
ANZ (Delaware)
   11-06-96                                               5.39          13,900,000                          13,753,471
AT&T
   09-09-96                                               5.33           6,143,000                           6,134,861
BBV Finance (Delaware)
   09-13-96                                               5.30           6,700,000                           6,687,225
   11-22-96                                               5.37           8,000,000                           7,896,111
CAFCO
   09-19-96                                               5.42          17,600,000 (d)                      17,543,287
   10-24-96                                               5.31           5,300,000                           5,257,453
Cargill
   09-23-96                                               5.47           5,500,000                           5,479,506
   10-04-96                                               5.29           8,500,000                           8,457,694
Cargill Global Funding
   10-23-96                                               5.48           4,100,000 (d)                       4,066,555

PAGE 89
Ciesco LP
   09-03-96                                               5.42          10,000,000                           9,995,517
   09-11-96                                               5.35           4,000,000                           3,993,498
   10-21-96                                               5.31          11,600,000 (d)                      11,511,953
CIT Group
   10-08-96                                               5.34          11,400,000                          11,331,263
Coca-Cola
   10-15-96                                               5.37          15,000,000 (d)                      14,893,090
CPC Intl
   09-20-96                                               5.40           8,100,000 (d)                       8,075,880
Dean Witter
   10-03-96                                               5.30           9,300,000                           9,254,988
Fleet Funding
   09-06-96                                               5.37          11,700,000 (d)                      11,689,567
Ford Motor Credit
   09-05-96                                               5.39          10,000,000                           9,992,569
Gannett
    10-18-96                                              5.54          12,400,000 (d)                      12,306,821
Goldman Sachs
   09-27-96                                               5.33           7,700,000                           7,669,392
Merrill Lynch
   09-24-96                                               5.31           3,600,000                           3,587,304
Metlife Funding
   09-09-96                                               5.37           3,800,000                           3,794,927
   09-09-96                                               5.39          10,198,000                          10,184,335
   10-24-96                                               5.32           7,100,000                           7,043,768
Mobil Australia Finance (Delaware)
   10-02-96                                               5.49          10,000,000 (d)                       9,949,935
Morgan Stanley Group
   09-04-96                                               5.35           4,500,000                           4,497,335
Natl Australia Funding (Delaware)
   10-01-96                                               5.46          10,000,000                           9,951,412
   10-21-96                                               5.32          11,600,000                          11,508,444
NationsBank
   11-26-96                                               5.37           6,500,000                           6,498,772
NBD Canada Schedule B
   09-03-96                                               5.35           8,900,000                           8,896,047
Northern States Power
   10-07-96                                               5.37           8,400,000                           8,351,725
   10-10-96                                               5.30           7,400,000                           7,356,669
Pacific Mutual
   09-13-96                                               5.30           2,400,000                           2,395,424
Penney (JC) Funding
   09-05-96                                               5.33           6,400,000                           6,395,280
   09-17-96                                               5.43           7,500,000                           7,479,800
   09-24-96                                               5.41           3,100,000                           3,088,465
Pitney Bowes Credit
   10-17-96                                               5.51           8,000,000                           7,942,088
SAFECO Credit
   09-20-96                                               5.40           6,900,000                           6,879,453
   10-02-96                                               5.44           8,900,000                           8,854,204
   10-09-96                                               5.36           5,600,000                           5,565,478
Sandoz
   09-16-96                                               5.44           8,000,000 (d)                       7,978,358
   10-24-96                                               5.32           6,900,000 (d)                       6,845,352
Siemens
   09-06-96                                               5.41           4,600,000                           4,595,883
   09-18-96                                               5.44           9,100,000                           9,072,394
   09-25-96                                               5.32           7,500,000                           7,472,396
   09-26-96                                               5.29           8,900,000                           8,866,126
Southwestern Bell Capital
   10-25-96                                               5.48          10,000,000 (d)                       9,914,055
Toyota Motor Credit
   09-30-96                                               5.29           3,700,000                           3,683,751
Transamerica Finance
   09-16-96                                               5.44           8,000,000                           7,978,359
   10-22-96                                               5.32           4,000,000                           3,967,295
USAA Capital
   10-10-96                                               5.35          15,000,000                          14,903,458
U S West Communications
   10-23-96                                               5.30           6,000,000                           5,952,762

Total                                                                                                      444,850,740

Total short-term securities
(Cost: $460,698,372)                                                                                   $   460,610,556

Total investments in securities of unaffiliated issuers
(Cost: $1,687,574,425)                                                                                 $ 1,933,326,459
Investments in securities of affliated issuer (e)

PAGE 90
Common stock (0.8%)
Issuer                                                                Shares                                  Value(a)

Heftel Broadcasting                                                  457,000 (b)                       $    16,337,750

Total investments in securities of affiliated issuer
(Cost: $12,266,622)                                                                                    $    16,337,750

Total investments in securities
(Cost: $1,699,841,047) (i)                                                                             $ 1,949,664,209

Notes to investments in securities

(a)  Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c)  Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.  This security has been determined to be liquid under guidelines established by the board.
(d)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2)
of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors.  " This security has been determined to be liquid under guidelines established by the board.
(e)  Investments representing 5% or more of the outstanding voting securities of the issuer.  Transactions with companies that are or were affiliates during the year ended Aug. 31, 1996 are as follows:

                                          Beginning       Purchase            Sales            Ending         Dividend
Issuer                                         cost           cost             cost              cost           income

Broadway & Seymour*                      $7,473,136   $  3,357,042     $  3,108,313      $  7,721,865          $    --
Emispere Technologies*                    1,902,405      2,850,206        4,752,611                --               --
Heftel Broadcasting*                             --     12,266,622               --        12,266,622               --
Manhattan Bagel Company*                         --      9,548,438        9,548,438                --               --
ParcPlace*                                       --      7,878,837        7,878,837                --               --

Total                                    $9,375,541    $35,901,145      $25,288,199       $19,988,487           $   --

*Issuer was not an affiliate for the entire fiscal year.

(f)  Security is partially or fully in loan. See Note 6 to the financial statement.
(g)  Identifies issuers considered to be illiquid as to their marketability (see Note 1 to the financial statements).
Information concerning such security holdings at Aug. 31, 1996 is as follows:

                                      Acquisition                     Purchase
Security                                     date                         cost

Richy Electronics                        02-21-96                   $3,000,000

(h) Foreign securities values are stated in U.S. dollars.
(i) At Aug. 31, 1996, the cost of securities for federal income tax purposes was $1,700,953,086 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                $277,122,954
Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (28,411,831)

Net unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                $248,711,123


IN0786 J5

recycled paper with a minimum
of 10% post-consumer waste

S-6551 C (10/96)

PAGE 92
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report are
                                         placed in a blue
                                         strip at the top
                                         of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described to
    annual report.                       the left of the text.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.